--------------------------------------------------------------------------------
                              P R O S P E C T U S
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                                   MAY 1, 2004




                                 INVESTORS MARK
                               SERIES FUND, INC.
           2300 MAIN STREET, SUITE 450 * KANSAS CITY, MISSOURI 64108



     INVESTORS MARK SERIES FUND, INC. IS A MANAGEMENT INVESTMENT COMPANY, SOMETIMES CALLED A MUTUAL FUND. IT IS DIVIDED INTO THE FOLLOWING DIFFERENT
                              SERIES OR PORTFOLIOS.


                               BALANCED PORTFOLIO

                          GLOBAL FIXED INCOME PORTFOLIO

                            GROWTH & INCOME PORTFOLIO

                       INTERMEDIATE FIXED INCOME PORTFOLIO

                            LARGE CAP VALUE PORTFOLIO

                           LARGE CAP GROWTH PORTFOLIO

                            MID CAP EQUITY PORTFOLIO

                             MONEY MARKET PORTFOLIO

                           SMALL CAP EQUITY PORTFOLIO



--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


Expense Table ...........................................................     3

Example of Expenses .....................................................     3

Summary .................................................................     4

More About Portfolio Investments ........................................    23

Management of the Fund ..................................................    28

Investment Adviser ......................................................    28

Sub-Advisers ............................................................    31

Financial Highlights ....................................................    37





















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2                                          INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay when you hold shares of each Portfolio. These fees and expenses do not take into account the fees and expenses imposed by insurance companies through which your investment in a Portfolio may be made. See your variable annuity or variable life prospectus for more information regarding the fees and expenses of the variable contracts through which you may invest in these Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*

                                                                               TOTAL         TOTAL
                                                                               ANNUAL      NET ANNUAL
                                                 MANAGEMENT       OTHER      PORTFOLIO     PORTFOLIO
                                                    FEES        EXPENSES      EXPENSES      EXPENSES
-----------------------------------------------------------------------------------------------------


Intermediate Fixed Income Portfolio .........        .60%          1.36%        1.96%          .80%

Mid Cap Equity Portfolio ....................        .80%          1.61%        2.41%          .90%

Money Market Portfolio ......................        .40%          1.49%        1.89%          .50%

Global Fixed Income Portfolio ...............        .75%          1.39%        2.14%         1.00%

Small Cap Equity Portfolio ..................        .95%          1.80%        2.75%         1.05%

Large Cap Growth Portfolio ..................        .80%          1.30%        2.10%          .90%

Large Cap Value Portfolio ...................        .80%          1.35%        2.15%          .90%

Growth & Income Portfolio ...................        .80%          1.06%        1.86%          .90%

Balanced Portfolio ..........................        .80%          1.16%        1.96%          .90%


*THE ADVISER HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF EACH PORTFOLIO OF THE FUND UNTIL MAY 1, 2005 SO THAT THE ANNUAL EXPENSES DO NOT EXCEED THE AMOUNTS SET FORTH ABOVE UNDER "TOTAL NET ANNUAL PORTFOLIO EXPENSES" FOR EACH PORTFOLIO.

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------


The following examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. These examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a Portfolio may be made. If insurance charges had been included, the costs of investing in the Portfolios would be higher.


The examples assume that:

     o You invest $10,000 in the Portfolio for the time periods indicated and you redeem your shares at the end of the time periods.
     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and
     o    The Portfolio operating expenses remain the same.*



--------------------------------------------------------------------------------
MAY 1, 2004                                                                  3
--------------------------------------------------------------------------------

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                TIME PERIODS
                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------


Intermediate Fixed Income Portfolio .........     $ 82        $503      $  950      $2,191

Mid Cap Equity Portfolio ....................       92         607       1,149       2,631

Money Market Portfolio ......................       51         459         892       2,098

Global Fixed Income Portfolio ...............      102         560       1,044       2,382

Small Cap Equity Portfolio ..................      107         692       1,303       2,956

Large Cap Growth Portfolio ..................       92         542       1,018       2,336

Large Cap Value Portfolio ...................       92         552       1,039       2,384

Growth & Income Portfolio ...................       92         491         916       2,101

Balanced Portfolio ..........................       92         512         959       2,200


*ONLY THE FIRST YEAR OF THE 3, 5 AND 10 YEAR EXPENSE EXAMPLES REFLECTS THE EFFECT OF THE ADVISER'S EXPENSE LIMITATION AGREEMENT. IF THE ADVISER CONTINUES THE EXPENSE LIMITATION AGREEMENT, THE DOLLAR AMOUNT OF THE 3, 5 AND 10 YEAR EXPENSE EXAMPLES WOULD BE LESS.

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

This prospectus provides important information about Investors Mark Series Fund, Inc. (the "Fund") and its nine Portfolios. Investors Mark Advisor, LLC (the "Adviser") serves as the investment adviser for all nine Portfolios and employs Sub-Advisers to assist it in managing the Portfolios.

Individuals cannot invest in the shares of the Portfolios directly. Instead they participate through variable annuity contracts and variable life insurance policies (collectively, the "Contracts") issued by an insurance company. You can participate either through a Contract that you purchase yourself or through a Contract purchased by your employer.

Through your participation in the Contract, you indirectly participate in Portfolio earnings or losses, in proportion to the amount of money you invest. Depending on your Contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. For further information about your Contract, please refer to your Contract prospectus.

The Contracts may be sold by banks. But an investment in a Portfolio of the Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency.

The investment objectives of the Portfolios may be changed without shareholder approval.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes in terms of total assets.

A Portfolio's performance may be affected by risks specific to certain types of investments, such as risks associated with foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies that have relatively small market capitalization. IPOs

--------------------------------------------------------------------------------
4                                          INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------
and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A larger Portfolio may not experience a similar performance impact.


BALANCED PORTFOLIO
FACT SHEET
SUB-ADVISER: KORNITZER CAPITAL MANAGEMENT, INC.

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

INVESTMENT OBJECTIVE

     o    seeks long-term capital growth and high current income.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio's Sub-Adviser seeks to achieve long-term capital growth primarily by investment in common stocks and secondarily by investment in convertible bonds and convertible preferred stocks. The Sub-Adviser seeks to achieve high current income by investing in:

     o    corporate bonds;
     o    government bonds;
     o    mortgage-backed securities;
     o    convertible bonds;
     o    preferred stocks; and/or
     o    convertible preferred stocks.

The Portfolio will normally invest in a broad array of securities, diversified as to types, companies and industries. The Sub-Adviser anticipates that the majority of common stocks purchased will be those of mid to large capitalization companies (those with market capitalization exceeding $2 billion at the time of purchase).

The Portfolio may invest up to 75% of its total net assets in:

     o    corporate bonds;
     o    convertible bonds;
     o    preferred stocks; and/or
     o    convertible preferred stocks.

The Sub-Adviser expects that from time to time the Portfolio will invest in debt securities that may be rated below investment grade (BBB) by the major rating agencies. Such securities are commonly known as "junk bonds." The Sub-Adviser believes this policy is justified given:


     o the Sub-Adviser's view that these securities from time to time offer superior value, and
     o the Sub-Adviser's experience and substantial in-house credit research capabilities with higher yielding securities.

The Portfolio is authorized to write (i.e. sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. Up to 25% of the Portfolio's total net assets may be subject to covered call options. A covered call option is an option where the Portfolio in return for a premium gives another party a right to buy specified securities owned by the Portfolio at a specified future date and price set at the time of the contract. Covered call options serve as a partial hedge against the price of the underlying security declining.

The proportion of the Portfolio invested in each type of security is expected to change over time in accordance with the Sub-Adviser's interpretation of economic conditions and underlying security values. During normal market conditions, the Portfolio will generally invest a minimum of 25% of

--------------------------------------------------------------------------------
MAY 1, 2004                                                                  5
--------------------------------------------------------------------------------
its total net assets in fixed income securities and a minimum of 25% of its total net assets in equity securities.


PRINCIPAL RISKS

The principal risks of investing in the Portfolio are:

MARKET RISK: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

CREDIT RISK: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

INTEREST RATE RISK: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

PREPAYMENT RISK: the risk that the holder of a mortgage underlying a mortgage-backed security owned by the Portfolio will prepay principal, particularly during periods of declining interest rates.

The lower ratings of certain securities held by the Portfolio may enhance the risks described above. Lower rated instruments, especially so-called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

PERFORMANCE INFORMATION

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.

--------------------------------------------------------------------------------

                                  [BAR CHART]


-6.03%     8.21%     8.42%     3.54%     -13.48%     36.58%
-----------------------------------------------------------
 1998      1999      2000      2001       2002       2003

Best Quarter:  Q2-2003   19.33%

Worst Quarter: Q3-1998  -13.57%



--------------------------------------------------------------------------------
6                                          INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------

This table compares the Portfolio's average annual returns to the returns of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Merrill Lynch High Yield Master Index for 1 calendar year, 5 calendar years and since inception.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003


--------------------------------------------------------------------------------------------------
                                                                                 SINCE INCEPTION
                                                       1 YEAR      5 YEARS     (NOVEMBER 13, 1997)
--------------------------------------------------------------------------------------------------


Balanced Portfolio ..............................       36.58%       7.50%             5.03%

S&P 500 Index and Merrill Lynch High Yield Master
  Index (Weighted Average) ......................       20.33%       2.18%             5.52%



     o    The S&P 500 Index is an unmanaged index of 500 leading stocks.

     o The Merrill Lynch High Yield Master Index is a broad-based measure of the performance of the non-investment grade U.S. domestic market, currently capturing close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default.
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME PORTFOLIO
FACT SHEET
SUB-ADVISER: STANDISH MELLON ASSET MANAGEMENT COMPANY LLC

For more information about each type of investment, please read the section in the prospectus called "More About Portfolio Investments."

INVESTMENT OBJECTIVE

     o seeks maximum total return while realizing a market level of income consistent with preserving capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY

During normal market conditions, the Portfolio will invest at least 80% of its total net assets in fixed income securities of foreign governments or their political subdivisions and companies located in at least three countries around the world, including the United States.

Usually, the Portfolio will invest in no fewer than eight foreign countries. The Portfolio may invest a substantial portion of its assets in one or more of those eight countries. The Portfolio may also invest up to 10% of its total net assets in emerging markets generally and may invest up to 3% of its total net assets in any one emerging market.

The Portfolio will be an actively managed non-diversified portfolio consisting primarily of fixed income securities denominated in foreign currencies and the U.S. dollar. Non-diversified means that the Portfolio may invest more than 5% of its total net assets in the securities of a single issuer.

The Sub-Adviser seeks to add value to the Portfolio by selecting undervalued investments, rather than by varying the average maturity of the Portfolio to reflect interest rate forecasts. The Sub-Adviser utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return. The Sub-Adviser emphasizes intermediate term economic fundamentals relating to foreign countries and emerging markets, rather than focusing on day-to-day fluctuations in a particular currency or in the fixed income markets.

The Portfolio invests primarily in investment grade fixed income securities or those determined by the Sub-Adviser to be of comparable quality, but it may invest up to 15% of its total net assets in below-investment grade securities (junk bonds). The average dollar weighted credit quality of the Portfolio is expected to be in a range of Aa to A according to Moody's or AA to A according to S&P, Duff, Fitch or IBCA.

--------------------------------------------------------------------------------
MAY 1, 2004                                                                  7
--------------------------------------------------------------------------------

The Portfolio may invest in all types of fixed income securities including:

     o    bonds;
     o    notes (including structured or hybrid notes);
     o    mortgage-backed securities; o asset-backed securities;
     o    convertible securities;
     o    Eurodollar and Yankee Dollar instruments;
     o    preferred stocks (including convertible preferred stocks);


     o    warrants; and


     o    money market instruments.

These fixed income securities may be issued by various entities including:

     o    foreign and U.S. corporations or entities;
     o    foreign governments and their political subdivisions;


     o the U.S. Government and its agencies, authorities, instrumentalities or sponsored enterprises; and


     o supranational entities, including international organizations designated or supported by governmental entities to promote economic reconstruction or development, and international banking institutions and related government agencies.

The Portfolio may engage in a variety of foreign currency exchange transactions to protect against uncertainty in the levels of future currency exchange rates. These transactions may include the purchase and sale of foreign currencies and options on foreign currencies. They also may include the purchase and sale of currency forward contracts and currency futures contracts and related options.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio are:

MARKET RISK: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

CREDIT RISK: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

INTEREST RATE RISK: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

PREPAYMENT RISK: the risk that the holder of a mortgage underlying a mortgage-backed security owned by the Portfolio will prepay principal, particularly during periods of declining interest rates.

LACK OF DIVERSIFICATION RISK: the risk that by investing a significant amount of the Portfolio's assets in the securities of a small number of foreign issuers, the Portfolio's net asset value will be more sensitive to events affecting those issuers.

FOREIGN SECURITIES RISKS


POLITICAL RISK: the risk that governmental and political changes in a foreign jurisdiction may adversely affect securities held by the Portfolio.


CURRENCY RISK: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency may adversely affect the value of the Portfolio.


--------------------------------------------------------------------------------
8                                          INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------

LIMITED INFORMATION RISK: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

EMERGING MARKET COUNTRY RISK: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

The lower ratings of certain securities held by the Portfolio may enhance the risks described above. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

PERFORMANCE INFORMATION

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.

--------------------------------------------------------------------------------


                                  [BAR CHART]


7.23%     -0.27%     9.46%     4.42%     6.97%     4.84%
--------------------------------------------------------
1998       1999      2000      2001      2002      2003

Best Quarter:  Q4-2000   3.93%

Worst Quarter: Q2-1999  -1.29%

This table compares the Portfolio's average annual returns to the returns of the JP Morgan Global Bond Index (Hedged) for 1 calendar year, 5 calendar years and since inception.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003


----------------------------------------------------------------------------------------------
                                                                             SINCE INCEPTION
                                                   1 YEAR      5 YEARS     (NOVEMBER 13, 1997)
----------------------------------------------------------------------------------------------


Global Fixed Income Portfolio ................       4.84%       5.03%           5.57%

JP Morgan Global Bond Index (Hedged) .........       2.13%       5.60%           6.69%


----------------------------------------------------------------------------------------------


     o The JP Morgan Global Bond Index (Hedged) is an index for government debt markets currently comprised of the local currency fixed-rate coupons of thirteen markets.



--------------------------------------------------------------------------------
MAY 1, 2004                                                                  9
--------------------------------------------------------------------------------

GROWTH & INCOME PORTFOLIO
FACT SHEET
SUB-ADVISER: LORD, ABBETT & CO. LLC

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

INVESTMENT OBJECTIVE

     o seeks to provide long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio intends to keep its assets invested in those securities which are selling at reasonable prices in relation to value and, to do so, it may have to forego some opportunities for gains when, in the judgment of Portfolio management, they carry excessive risk.

The Portfolio will try to anticipate major changes in the economy and select stocks which it believes will benefit most from these changes.


During normal market conditions the Portfolio will invest in common stocks (including securities convertible into common stocks) of large, seasoned companies, of at least $5 billion in market capitalization at the time of purchase, which the Sub-Adviser believes are undervalued. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.


The Portfolio constantly seeks to balance the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. The Portfolio will take a flexible approach and adjust the Portfolio to reflect changes in the opportunity for sound investments relative to the risks assumed. Therefore, the Portfolio will sell stocks that are judged to be overpriced and reinvest the proceeds in other securities which are believed to offer better values for the Portfolio.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio are:

MARKET RISK: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

VALUE INVESTING RISK: the risk that the Portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

RISK OF INVESTING IN LARGER COMPANIES: the risk that larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

PERFORMANCE INFORMATION


The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the



--------------------------------------------------------------------------------
10                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------
calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.

--------------------------------------------------------------------------------


                                  [BAR CHART]


12.03%     16.65%     15.79%     -6.58%     -18.29%     31.83%
--------------------------------------------------------------
1998       1999       2000        2001       2002       2003

Best Quarter:  Q2-2003   18.44%

Worst Quarter: Q3-2002  -19.74%


This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index and the S&P 500/Barra Value Index for 1 calendar year, 5 calendar years and since inception.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003


------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                                         1 YEAR      5 YEARS     (NOVEMBER 13, 1997)
------------------------------------------------------------------------------------


Growth & Income Portfolio .........       31.83%       6.33%           7.83%

S&P 500 Index .....................       28.70%       -.57%           4.02%

S&P 500/Barra Value Index .........       25.66%      -3.49%           3.11%


     o    The S&P 500 Index is an unmanaged index of 500 leading stocks.
     o The S&P 500/Barra Value Index is an unmanaged capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios.
--------------------------------------------------------------------------------

INTERMEDIATE FIXED INCOME PORTFOLIO
FACT SHEET
SUB-ADVISER: STANDISH MELLON ASSET MANAGEMENT COMPANY LLC

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

INVESTMENT OBJECTIVE

     o primarily to achieve a high level of current income consistent with preserving capital and liquidity.

     o secondarily to seek capital appreciation when changes in interest rates or other economic conditions indicate that capital appreciation may be available without significant risk to principal.

PRINCIPAL INVESTMENT STRATEGY

During normal market conditions the Portfolio will invest at least 80% of its total net assets in investment grade fixed income securities. The Portfolio may invest up to 20% of its total net assets in fixed income securities of foreign corporations and foreign governments and their political subdivisions, including securities of issuers located in emerging markets. No more than 10% of the Portfolio's total net assets will be invested in foreign securities not subject to currency hedging transactions back into U.S. dollars.

The Sub-Adviser's primary investment management and research focus is at the security and industry sector level. The Sub-Adviser seeks to add value to the Portfolio by selecting undervalued

--------------------------------------------------------------------------------
MAY 1, 2004                                                                 11
--------------------------------------------------------------------------------
investments, rather than by varying the average maturity of the Portfolio to reflect interest rate forecasts. The Sub-Adviser utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return.

The Portfolio invests primarily in investment grade fixed income securities or those determined by the Sub-Adviser to be of comparable quality. It may, however, invest up to 20% of its total net assets in below-investment grade securities (junk bonds). The average dollar-weighted credit quality of the Portfolio is expected to be Aa according to Moody's or AA according to S&P, Duff, Fitch, or ICBA.

The Portfolio may invest in all types of fixed income securities including:

     o    bonds;
     o    notes (including structured or hybrid notes);
     o    mortgage-backed securities;
     o    asset-backed securities;
     o    convertible securities;
     o    Eurodollar and Yankee Dollar investments;
     o    preferred stocks; and,
     o    money market instruments.

These fixed income securities may be issued by:

     o    U.S. and foreign corporations or entities;
     o    U.S. and foreign banks; and/or
     o The U.S. Government and its agencies, authorities, instrumentalities or sponsored enterprises, and foreign governments and their political subdivisions.

The Portfolio may engage in a variety of foreign currency exchange transactions to protect against uncertainty in the levels of future currency exchange rates. These transactions may include the purchase and sale of foreign currencies and options on foreign currencies. They also may include the purchase and sale of currency forward contracts and currency futures contracts and related options.

The Portfolio generally invests in securities with final maturities, average lives or interest rate reset frequencies of 15 years or less. During normal market conditions, the Portfolio's average dollar-weighted effective portfolio maturity will be greater than three years and less than ten years.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio are:

MARKET RISK: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

CREDIT RISK: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

INTEREST RATE RISK: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

PREPAYMENT RISK: the risk that the holder of a mortgage underlying a mortgage-backed security owned by the Portfolio will prepay principal, particularly during periods of declining interest rates.

FOREIGN SECURITIES RISKS

POLITICAL RISK: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

--------------------------------------------------------------------------------
12                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------

CURRENCY RISK: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency may adversely affect the value of the Portfolio.

LIMITED INFORMATION RISK: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

EMERGING MARKET COUNTRY RISK: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

The lower ratings of certain securities held by the Portfolio may enhance the risks described above. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

PERFORMANCE INFORMATION

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.


                                  [BAR CHART]


5.16%     -0.19%     10.77%     7.21%     7.45%     5.10%
---------------------------------------------------------
1998       1999      2000       2001      2002      2003

Best Quarter:  Q4-2000  3.94%

Worst Quarter: Q2-1999  -.80%

This table compares the Portfolio's average annual returns to the returns of the Lehman Brothers Aggregate Bond Index for 1 calendar year, 5 calendar years and since inception.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003


----------------------------------------------------------------------------------------------
                                                                             SINCE INCEPTION
                                                   1 YEAR      5 YEARS     (NOVEMBER 13, 1997)
----------------------------------------------------------------------------------------------


Intermediate Fixed Income Portfolio ..........       5.10%       6.01%           5.95%

Lehman Brothers Aggregate Bond Index .........       4.11%       6.62%           7.04%



     o The Lehman Brothers Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
MAY 1, 2004                                                                 13
--------------------------------------------------------------------------------

LARGE CAP VALUE PORTFOLIO
FACT SHEET
SUB-ADVISER: DAVID L. BABSON & COMPANY INC.

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

INVESTMENT OBJECTIVE

     o seeks long-term growth of capital and income by investing principally in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets.


PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests, under normal circumstances, at least 90% of its net assets, plus any borrowings for investment purposes, in common stocks that are considered to be undervalued in relation to earnings, dividends and/or assets. The Portfolio invests in stocks that, at the time of initial purchase, meet each of the following criteria:

     o stocks that the Portfolio considers to be undervalued based on their earnings, dividends and/or assets or other widely recognized stock valuation in measurements
     o stocks of companies the Portfolio believes are sound businesses with good future potential based on their fundamental characteristics
     o stocks of companies with an investment quality rating (growth and stability of earnings and dividends) of "B-" or better by Standard & Poor's Rating Group
     o stocks of any price range that may or may not be paying current dividends

The Portfolio normally invests for the long-term, but may sell a security at any time that the Sub-Adviser considers it to be overvalued or otherwise unfavorable. With respect to market capitalization, the Portfolio seeks to have an overall average weighted market capitalization approximating that of the Russell 1000 Value Index. As of February 27, 2004, the dollar-weighted average market capitalization of the Russell 1000 Value Index was approximately $64 billion.


PRINCIPAL RISKS

The principal risks of investing in the Portfolio are:

MARKET RISK: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

VALUE INVESTING RISK: the risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

RISK OF INVESTING IN LARGER COMPANIES: the risk that larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

PERFORMANCE INFORMATION

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the


--------------------------------------------------------------------------------
14                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------
calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.


                                  [BAR CHART]


5.03%     0.79%     8.79%     -1.59%     -11.62%     23.59%
-----------------------------------------------------------
1998      1999      2000       2001       2002       2003

Best Quarter:  Q2-2003   14.86%

Worst Quarter: Q3-1998  -18.21%


This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index for 1 calendar year, 5 calendar years and since inception.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003

------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                                         1 YEAR      5 YEARS     (NOVEMBER 13, 1997)
------------------------------------------------------------------------------------
Large Cap Value Portfolio .........       23.59%       3.34%           3.06%
S&P 500 Index .....................       28.70%       -.57%           4.02%

     o    The S&P 500 Index is an unmanaged index of 500 leading stocks.
--------------------------------------------------------------------------------


LARGE CAP GROWTH PORTFOLIO
FACT SHEET
SUB-ADVISER: COLUMBIA MANAGEMENT ADVISORS, INC.

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

INVESTMENT OBJECTIVE

     o    seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

During normal market conditions the Portfolio will invest at least 80% of its total net assets in common stocks and other equity-type securities of companies exceeding $10 billion in market capitalization at the time of purchase. The Sub-Adviser will focus on companies that it believes have long-term appreciation possibilities. Equity-type securities include:

     o    preferred stocks;
     o    securities convertible into or exchangeable for common stocks; and,
     o    warrants or rights to purchase common stocks.

The Portfolio is designed for long-term investors who desire to participate in investments with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. The Portfolio seeks to reduce risk by investing in a diversified portfolio, but this does not eliminate risk.

The Portfolio may invest in investment grade debt securities of corporate and government issuers. The Portfolio may also invest up to 25% of its total net assets in foreign securities, and the Portfolio may invest in options, futures contracts and futures options.


--------------------------------------------------------------------------------
MAY 1, 2004                                                                 15
--------------------------------------------------------------------------------

PRINCIPAL RISKS

The principal risks of investing in the Portfolio are:

MARKET RISK: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

GROWTH INVESTING RISK: the risk of the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market.

Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

RISK OF INVESTING IN LARGER COMPANIES: the risk that larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

FOREIGN SECURITIES RISKS

POLITICAL RISK: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

CURRENCY RISK: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency may adversely affect the value of the Portfolio.

LIMITED INFORMATION RISK: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

EMERGING MARKET COUNTRY RISK: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

PERFORMANCE INFORMATION

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the





--------------------------------------------------------------------------------
16                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------
calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.



                                  [BAR CHART]


24.35%     35.46%     -12.03%     -24.56%     -28.48%     26.91%
----------------------------------------------------------------
1998       1999        2000        2001        2002       2003

Best Quarter:  Q4-1999   26.53%

Worst Quarter: Q4-2000  -18.58%

This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index for 1 calendar year, 5 calendar years and since inception.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003

---------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                                          1 YEAR       5 YEARS      (NOVEMBER 13, 1997)
---------------------------------------------------------------------------------------
Large Cap Growth Portfolio .........       26.91%        -3.99%           1.36%
S&P 500 Index ......................       28.70%         -.57%           4.02%


     o    The S&P 500 Index is an unmanaged index of 500 leading stocks.
--------------------------------------------------------------------------------


MID CAP EQUITY PORTFOLIO
FACT SHEET
SUB-ADVISER: THE BOSTON COMPANY ASSET MANAGEMENT LLC


For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

INVESTMENT OBJECTIVE

     o seeks to achieve long-term growth of capital through investment primarily in equity and equity-related securities of companies which appear to be undervalued.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in equity securities of mid capitalization companies. Under normal conditions, the Portfolio will invest at least 80% of its assets in securities issued by mid capitalization companies. Mid capitalization companies are those companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the S&P Mid-Cap 400 Index. The S&P Mid-Cap 400 Index consists of approximately 400 companies with mid-market capitalizations relative to the market capitalizations of other U.S. companies. The S&P Mid-Cap 400 Index is reconstituted periodically to reflect changes in the marketplace. The Portfolio may invest in any of the following equity and equity related securities:


     o    exchange-traded and over-the-counter common and preferred stocks;
     o    warrants;

--------------------------------------------------------------------------------
MAY 1, 2004                                                                 17
--------------------------------------------------------------------------------

     o    rights;
     o    convertible securities;
     o    depository shares and receipts;
     o    trust certificates;
     o    shares of other investment companies;
     o    limited partnership interests; and/or
     o    equity participations.

The Portfolio follows a disciplined investment strategy, emphasizing stocks which the Sub-Adviser believes offer above average potential for capital growth. The Sub-Adviser intends to use statistical modeling techniques that utilize stock specific factors to identify attractive equity securities. Such factors may include:


     o    current price to earnings ratios;


     o    stability of earnings growth;
     o    forecasted changes in earnings growth;
     o    trends in consensus analysts' estimates; and
     o    measures of earnings results relative to expectations.


Once identified, these securities will be subject to further fundamental analysis by the Sub-Adviser's professional staff before they are included in the Portfolio's holdings. Securities selected for inclusion in the Portfolio's holdings will represent various industries and sectors.

The Sub-Adviser seeks to add value to portfolios of securities by finding companies with improving business momentum whose securities have reasonable valuations. The Sub-Adviser utilizes both quantitative and fundamental analysis to find stocks whose estimates of earnings are being revised upwards but whose valuation does not yet reflect this positive trend.


The Portfolio may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. The Portfolio may also invest in debt securities and preferred stocks that are convertible into, or exchangeable for, common stocks.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio are:

MARKET RISK: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

VALUE INVESTING RISK: the risk that the Portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

FOREIGN SECURITIES RISKS

POLITICAL RISK: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

CURRENCY RISK: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency may adversely affect the value of the Portfolio.

LIMITED INFORMATION RISK: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.



--------------------------------------------------------------------------------
18                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------

EMERGING MARKET COUNTRY RISK: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors; over-the-counter securities may also be less liquid than exchange-traded securities.

PERFORMANCE INFORMATION


The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.



                                  [BAR CHART]


7.03%     2.26%     26.92%     -2.70%     -13.51%     35.59%
------------------------------------------------------------
1998      1999      2000        2001       2002       2003

Best Quarter:  Q2-2003   19.12%

Worst Quarter: Q3-1998  -18.01%

This table compares the Portfolio's average annual returns to the returns of the Standard & Poor's Mid-Cap 400 Index ("S&P Mid-Cap 400 Index") for 1 calendar year, 5 calendar years and since inception.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003


-----------------------------------------------------------------------------------
                                                                  SINCE INCEPTION
                                        1 YEAR      5 YEARS     (NOVEMBER 13, 1997)
-----------------------------------------------------------------------------------


Mid Cap Equity Portfolio .........       35.59%       8.17%           8.68%

S&P Mid-Cap 400 Index ............       35.61%       9.21%          11.34%



     o The S&P Mid-Cap 400 Index is a capitalization-weighted index of 400 domestic stocks chosen on the basis of market capitalization, liquidity and industry group representation.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
MAY 1, 2004                                                                 19
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO
FACT SHEET
SUB-ADVISER: STANDISH MELLON ASSET MANAGEMENT COMPANY LLC

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

INVESTMENT OBJECTIVE

     o seeks to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests only in:
     o    obligations of the United States Government;
     o obligations issued by agencies or instrumentalities of the United States Government;
     o instruments that are secured or collateralized by obligations of the United States Government, its agencies or its instrumentalities;
     o short-term obligations of United States banks and savings and loan associations and companies having assets of more than $1 billion;
     o instruments fully secured or collateralized by such bank and savings and loan obligations;
     o dollar-denominated short-term obligations of foreign banks, foreign branches of foreign or U.S. banks (referred to as "Eurodollars"), and short-term obligations of U.S. branches and agencies of foreign banks (referred to as "Yankee dollars");
     o commercial paper and short-term corporate debt securities rated in one of the two highest categories for short-term debt securities by at least two nationally recognized statistical rating organizations (NRSROs) or one such NRSRO if only one has rated the security;
     o corporate or other notes guaranteed by letters of credit from banks in the United States having assets of more than $1 billion or collateralized by United States Government obligations; and/or
     o obligations of (i) consumer and commercial finance companies, (ii) securities brokerage companies, (iii) leasing companies and (iv) insurance companies.

Certain of these obligations may be variable or floating rate instruments.

The Portfolio may only invest in high quality U.S. dollar-denominated instruments that are determined to present minimal credit risks.

The Portfolio will enter into repurchase agreements under which it purchases securities, subject to agreement by the seller to repurchase the securities at a higher price on a specified date, with the gain establishing the yield during the Portfolio's holding period. The Sub-Adviser, under general policies established by the Fund's Directors, reviews the creditworthiness of the other party to any repurchase agreement, and will only enter into repurchase agreements with parties whose credit is deemed satisfactory.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio are:

RISK OF MONEY MARKET FUNDS: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

--------------------------------------------------------------------------------
20                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------

INTEREST RATE RISK: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

REPURCHASE AGREEMENT RISK: the risk that if the seller becomes bankrupt, the Portfolio may experience delays in recovering its money, fail to recover part or all of its investment, and incur costs in disposing of the securities used as collateral for the seller's repurchase obligation.

PERFORMANCE INFORMATION

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.


                                  [BAR CHART]


5.05%     4.60%     5.84%     3.77%     1.47%     0.68%
-------------------------------------------------------
1998      1999      2000      2001      2002      2003

Best Quarter:  Q4-2000  1.51%

Worst Quarter: Q4-2003  0.14%


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003


--------------------------------------------------------------------------------
                                                               SINCE INCEPTION
                                     1 YEAR      5 YEARS     (NOVEMBER 13, 1997)
--------------------------------------------------------------------------------


Money Market Portfolio .........       0.68%       3.25%             3.59%

7 day yield as of December 31, 2003 was 0.53%.
--------------------------------------------------------------------------------


SMALL CAP EQUITY PORTFOLIO
FACT SHEET
SUB-ADVISER: COLUMBIA MANAGEMENT ADVISORS, INC.

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

INVESTMENT OBJECTIVE

     o    seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

During normal market conditions the Portfolio will invest at least 80% of its total net assets in a diversified portfolio of common stocks and equity-type securities of companies with market capitalization, at the time of purchase, equal to or less than the capitalization of the largest stock in the Standard & Poor's Small Cap 600 Index ($4.87 billion as of December 31, 2003). The Sub-Adviser seeks to invest in entrepreneurially managed companies that serve large and growing markets and have the ability to grow their market share. Equity-type securities include:

     o    preferred stocks;
     o    securities convertible or exchangeable for common stocks; and,
     o    warrants or rights to purchase common stocks.

The Portfolio emphasizes investments in financially strong smaller companies, based principally on an assessment of the company's growth opportunity, the company's ability to achieve its financial objectives, and the company's stock valuation.



--------------------------------------------------------------------------------
MAY 1, 2004                                                                 21
--------------------------------------------------------------------------------

Attractive company characteristics include:
     o    unit growth;
     o    favorable cost structures or competitive positions; and/or
     o financial strength that enables management to execute business strategies under difficult conditions.

The Sub-Adviser believes a company is attractively valued when its stock can be purchased at a meaningful discount to the value of other comparable businesses.

The Portfolio is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in smaller companies. The Sub-Adviser does attempt to limit risk through wide sector and industry diversification of investment.



The Portfolio may invest up to 20% of its total net assets in debt securities of corporate and governmental issuers, primarily investment grade. The Portfolio may also invest up to 25% of its total net assets in foreign securities, and the Portfolio may invest in options, futures contracts and futures options.


PRINCIPAL RISKS

The principal risks of investing in the Portfolio are:

MARKET RISK: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

SMALL CAPITALIZATION COMPANY RISK: the risk that small companies may be generally subject to more abrupt or erratic market movements than securities of larger, more established companies.

LIQUIDITY RISK: the risk that the degree of market liquidity of some stocks in which the Portfolio invests may be relatively limited in that the Portfolio invests in over-the-counter stocks.

CREDIT RISK: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

INTEREST RATE RISK: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

FOREIGN SECURITIES RISKS

POLITICAL RISK: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

CURRENCY RISK: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency may adversely affect the value of the Portfolio.

LIMITED INFORMATION RISK: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

EMERGING MARKET COUNTRY RISK: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.


--------------------------------------------------------------------------------
22                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------

LIQUIDITY RISK: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors; over-the-counter securities may also be less liquid than exchange-traded securities.

PERFORMANCE INFORMATION

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.


                                  [BAR CHART]


-16.22%     62.16%     -2.69%     -9.72%     -24.79%     43.91%
---------------------------------------------------------------
 1998       1999        2000       2001       2003       2004

Best Quarter:  Q4-1999   39.39%

Worst Quarter: Q3-2001  -23.52%

This table compares the Portfolio's average annual returns to the returns of the Standard & Poor's Small Cap 600 Index ("S&P Small Cap 600 Index") for 1 calendar year, 5 calendar years and since inception.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003


-------------------------------------------------------------------------------------
                                                                    SINCE INCEPTION
                                          1 YEAR      5 YEARS     (NOVEMBER 13, 1997)
-------------------------------------------------------------------------------------


Small Cap Equity Portfolio .........       43.91%       9.04%           3.78%

S&P Small Cap 600 Index ............       38.80%       9.67%           8.00%



     o The Standard & Poor's Small Cap 600 Index is a capitalization-weighted index of 600 domestic stocks chosen for market size, liquidity and industry group representation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORE ABOUT PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

Certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows.

EQUITY SECURITIES

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are two types of stocks:

COMMON STOCK -- Each share of common stock represents a part of the ownership of a company. The holder of common stock participates in the growth of a company through increasing stock


--------------------------------------------------------------------------------
MAY 1, 2004                                                                 23
--------------------------------------------------------------------------------
price and dividends. If a company experiences difficulty, a stock price can decline and dividends may not be paid.

PREFERRED STOCK -- Each share of preferred stock allows the holder to receive a dividend before the common stock shareholders receive dividends on their shares.

Other types of equity securities include, but are not limited to, convertible securities, warrants, rights and foreign equity securities such as American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs).

FIXED INCOME SECURITIES

Fixed income securities include a broad array of short, medium and long term obligations, including notes and bonds. Fixed income securities may have fixed, variable or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.


Bonds are one type of fixed income security and are sold by governments on the local, state and federal levels and by companies. Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond issuer is required to pay interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond.


Fixed periods to maturity are categorized as:
     o    Short-term (generally less than 12 months)
     o    Intermediate-or Medium-term (one to ten years)
     o    Long-term (10 years or more)

COMMERCIAL PAPER -- is a specific type of corporate or short-term note. In fact, it is very short-term, being paid in less than 270 days. Most commercial paper matures in 50 days or less.

MORTGAGE-BACKED SECURITIES -- are securities representing interests in "pools" of mortgage loans securitized by residential or commercial property. Payments of interest and principal on these securities are generally made monthly, in effect, "passing through" monthly payments made by individual borrowers on the mortgage loans which underlie the securities.

U.S. GOVERNMENT SECURITIES -- are obligations of, or guaranteed by the U.S. Government or its agents or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes, bonds and securities issued by GNMA, are supported by the full faith and credit of the U.S.; others such as securities issued by the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others such as those of FNMA, and FHLMC are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, while still others such as those of the Student Loan Marketing Association, the Tennessee Valley Authority and the Small Business Authority are supported only by the credit of the instrumentality. High quality money market instruments may include:

     o    Cash and cash equivalents
     o    U.S. Government securities
     o Certificates of deposit or other obligations of U.S. banks with total assets in excess of $1 billion
     o Corporate debt obligations with remaining maturities of 12 months or less
     o    Commercial paper sold by corporations and finance companies
     o Repurchase agreements, money market securities of foreign issuers payable in U.S. dollars, asset-backed securities, loan participations and adjustable rate securities
     o    Bankers' acceptances

--------------------------------------------------------------------------------
24                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------

     o    Time deposits

Bonds, commercial paper and mortgage-backed securities are not the only types of fixed income securities. Other fixed income securities and instruments include, but are not limited to:

     o    convertible bonds, debentures and notes
     o    asset-backed securities
     o    certificates of deposit
     o    fixed time deposits
     o    bankers' acceptances
     o    repurchase agreements
     o    reverse repurchase agreements

MONEY MARKET INSTRUMENTS

All of the Portfolios may invest in high quality money market instruments. A money market instrument is high quality when it is rated in one of the two highest rating categories by S&P or Moody's or another nationally recognized service, or if unrated, deemed high quality by the Adviser or a Sub-Adviser.

FOREIGN SECURITIES

Foreign securities are the equity, fixed income or money market securities of foreign issuers. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, and fixed income securities issued by foreign governments, corporations and supranational organizations. They also include ADRs, GDRs, IDRs and EDRs.

ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. Bank. GDRs, IDRs and EDRs are receipts evidencing an arrangement with a non-U.S. bank.

PORTFOLIO TURNOVER

Portfolio turnover occurs when a Portfolio sells its investments and buys new ones. In some Portfolios, high portfolio turnover occurs when they engage in frequent trading as part of their investment strategy.

High portfolio turnover may cause a Portfolio's expenses to increase. For example, a Portfolio may have to pay brokerage fees and other related expenses. A portfolio turnover rate of 100% or more a year is considered high. A high rate increases a Portfolio's transaction costs and expenses.

Portfolio turnover rates for each Portfolio are found in the Financial Highlights section of this Prospectus.

A WORD ABOUT RISK

As described in the fact sheet for each Portfolio, participation in a Portfolio involves risk -- even the risk that you will receive a minimal return on your investment or the value of your investment will decline. It is important for you to consider carefully the following risks when you allocate purchase payments or premiums to the Portfolios.

MARKET RISK

Market risk refers to the loss of capital resulting from changes in the price of investments. Generally, equity securities are considered to be subject to market risk. For example, market risk occurs when the expectations of lower corporate profits in general cause the broad market of stocks to fall in price. When this happens, even though a company may be experiencing a growth in profits, the price of its stock could fall.


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MAY 1, 2004                                                                 25
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


GROWTH INVESTING RISK

This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

VALUE INVESTING RISK

This investment approach has additional risk associated with it because the Portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

CREDIT RISK

Credit risk refers to the risk that an issuer of a fixed income security may be unable to pay principal or interest payments due on the securities. To help the Portfolios' Sub-Advisers decide which corporate and foreign fixed income securities to buy, they rely on Moody's and S&P (two nationally recognized bond rating services), and on their own research, to lower the risk of buying a fixed income security of a company that may not pay the interest or principal on the fixed income security.

The credit risk of a portfolio depends on the quality of its investments. Fixed income securities that are rated as investment grade have ratings ranging from AAA to BBB. These fixed income securities are considered to have adequate ability to make interest and principal payments.

INTEREST RATE RISK

Interest rate risk refers to the risk that fluctuations in interest rates may affect the value of interest paying securities in a Portfolio. Fixed income securities such as U.S. Government bonds are subject to interest rate risk. If a Portfolio sells a bond before it matures, it may lose money, even if the bond is guaranteed by the U.S. Government. Say, for example, a Portfolio bought an intermediate government bond last year that was paying interest at a fixed rate of 6%, it will have to sell it at a discount (and realize a loss) to attract buyers if they can buy new bonds paying an interest rate of 7%.

RISKS OF INVESTING IN BELOW INVESTMENT GRADE BONDS OR JUNK BONDS

Investing in below investment grade bonds, such as the lower quality, higher yielding bonds called junk bonds, can increase the risks of loss for a Portfolio. Junk bonds are bonds that are issued by small companies or companies with limited assets or short operating histories. These companies are more likely than more established or larger companies to default on the bonds and not pay interest or pay back the full principal amount. Third parties may not be willing to purchase the bonds from the Portfolios, which means they may be difficult to sell and some may be considered illiquid. Because of these risks, the companies issuing the junk bonds pay higher interest rates than companies issuing higher grade bonds. The higher interest rates can give investors a higher return on their investment.

PREPAYMENT RISK

Prepayment risk is the risk that the holder of a mortgage underlying a mortgage-backed security owned by the Portfolio will prepay principal, particularly during periods of declining interest rates. This will reduce the stream of cash payments that flow through to the Portfolio. Securities subject to prepayment risk also pose a potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower rate than expected thereby lengthening the maturity of the security and making it more sensitive to interest rate changes.


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26                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------

RISKS ASSOCIATED WITH FOREIGN SECURITIES

A foreign security is a security issued by an entity domiciled or incorporated outside of the U.S. Among the principal risks of owning foreign securities are:

POLITICAL RISK: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected. In some countries there is the risk that the government may take over the assets or operations of a company and/or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

CURRENCY RISK: the risk that a foreign currency will decline in value. As long as a Portfolio holds a security denominated in a foreign currency, its value will be affected by the value of that currency relative to the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency may adversely affect the value of the Portfolio.

LIQUIDITY RISK: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets there may not be protection against failure by other parties to complete transactions.

LIMITED INFORMATION RISK: the risk that less government supervision of foreign markets may occur. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices that apply to U.S. issuers. In addition, less public information about their operations may exist.

EMERGING MARKET COUNTRY RISK: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets countries. Such countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Although the markets of these developing countries offer higher rates of return, they also pose additional risks to investors, including immature economic structures, national policies restricting investments by foreigners and different legal systems.

SETTLEMENT AND CLEARANCE RISK: the risks associated with the different clearance and settlement procedures that are utilized in certain foreign markets. In certain foreign markets, settlements may be unable to keep pace with the volume of securities transactions, which may cause delays. If there is a settlement delay, a Portfolio's assets may be uninvested and not earning returns. A Portfolio also may miss investment opportunities or be unable to dispose of a security because of these delays.

MANAGING INVESTMENT RISKS

In pursuing its investment objective, each Portfolio assumes investment risk. The Portfolios try to limit their investment risk by diversifying their investment portfolios across different industry sectors.

DEFENSIVE INVESTMENT STRATEGY


Under normal market conditions, none of the Portfolios intends to have a substantial portion of its assets invested in cash or money market instruments, except the Money Market Portfolio. When a Sub-Adviser determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest entirely in cash and money market instruments. When a Portfolio is invested in this manner, it may not be able to achieve its investment objective.



--------------------------------------------------------------------------------
MAY 1, 2004                                                                 27
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


DERIVATIVES

Certain Portfolios may use various investment strategies:
     o    to hedge market risks;
     o to manage the effective maturity or duration of fixed income securities; and/or
     o    to enhance potential gain.

The strategies which may be used by all the Portfolios include, but are not limited to, financial futures contracts, options on financial futures, options on broad market indices and options on securities.

Certain Portfolios may purchase and sell foreign currencies on a spot basis in connection with the settlement of transactions traded in such foreign currencies. These Portfolios may also hedge the risks associated with their investments by entering into forward foreign currency contracts and foreign currency futures and options contracts, generally in anticipation of making investments in companies whose securities are denominated in those currencies. These investments are often referred to as derivatives.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved agreements under which, as described below, certain companies provide essential management services to the Fund.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------


Investors Mark Advisor, LLC (the "Adviser"), 2300 Main Street, Suite 450, Kansas City, MO 64108, serves as the investment adviser of each Portfolio and, as such, provides each Portfolio with professional investment supervision and management. The Adviser, a Delaware limited liability company, is a wholly-owned subsidiary of Tamarack Distributors, Inc. ("Tamarack"). Tamarack is a wholly-owned subsidiary of RBC Dain Rauscher Corp. ("RBC Dain"). Tamarack changed its name from Jones & Babson, Inc. to its present name on March 29, 2004,

On May 1, 2003, RBC Dain purchased from Business Men's Assurance Company of America ("BMA") all of the outstanding shares of common stock of Jones & Babson, Inc. the parent company of the Adviser. RBC Dain (formerly, Dain Rauscher Corp.), a Minneapolis, Minnesota-based holding company formed in 1973, provides investment advice and services to individual investors in the western United States and investment banking, research and sales services to corporate and governmental clients nationwide and in Europe through its principal subsidiary, Dain Rauscher Inc. RBC Dain is a wholly-owned subsidiary of Royal Bank of Canada, a Canadian chartered bank. Shares of Royal Bank of Canada are listed on the Toronto Stock Exchange and on the New York Stock Exchange. Royal Bank of Canada is a diversified financial services company that provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, online banking and transaction processing on a global basis. RBC employs approximately 50,000 people who serve approximately 10 million personal, business and public sector customers in North American and in some 30 countries around the world.


The Adviser, formed in 1997, has been the investment adviser for each Portfolio since its inception.

The Adviser oversees each Portfolio's day-to-day operations and supervises the purchase and sale of Portfolio investments. The Adviser employs Sub-Advisers to make investment decisions for each of the Portfolios.


The Adviser serves in its capacity as investment adviser through an investment advisory agreement with the Fund. The Investment Advisory Agreement provides for the Fund to pay all expenses not specifically assumed by the Adviser. Examples of expenses paid by the Fund include custodial fees, and the fees of outside legal and auditing firms. The Fund allocates these expenses to each Portfolio in a manner approved by the Directors. The Independent Directors consider whether to renew the Investment Advisory Agreement annually.



--------------------------------------------------------------------------------
28                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------

OTHER SERVICE PROVIDERS

ADMINISTRATOR

Tamarack provides the Adviser with fund administration, fund accounting and other services under an Administrative Services Agreement between the Adviser and Tamarack. As compensation, Tamarack receives an annual fee equal to 0.06% of the average daily net assets of the Fund.

DISTRIBUTOR. Tamarack is the distributor of the Fund's shares. The firm is a member of the New York Stock Exchange and of the NASD and is a wholly-owned subsidiary of RBC Dain.

SUB-ADMINISTRATOR, FUND ACCOUNTING AGENT. BISYS Fund Services Ohio, Inc. ("BISYS") provides sub-administrative services to the Fund, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS also acts as the fund accountant and dividend paying agent for each of the Funds. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219.

TRANSFER AGENT. Boston Financial Data Services is transfer agent for the Funds.

CUSTODIAN. The Fund's custodian is Wells Fargo Bank Minnesota, N.A. Bank of New York acts as the Fund's foreign custody manager.


ADVISORY FEES

Each Portfolio pays the Adviser a fee based on its average daily net asset value. A Portfolio's net asset value is the total value of the Portfolio's assets minus any money it owes for operating expenses plus any other liabilities, such as the fee paid to its Custodian to safeguard the Portfolio's investments.


During 2003, each of the Portfolios paid the Adviser the following percentage of its average daily net assets as compensation for its services as investment adviser to the Portfolios:


PORTFOLIO                                                      ADVISORY FEE PAID
--------------------------------------------------------------------------------
Intermediate Fixed Income ...................................         .60%

Mid Cap Equity ..............................................         .80%

Money Market ................................................         .40%

Global Fixed Income .........................................         .75%

Small Cap Equity ............................................         .95%

Large Cap Growth ............................................         .80%

Large Cap Value .............................................         .80%

Growth & Income .............................................         .80%

Balanced ....................................................         .80%

As full compensation for its services under the Investment Advisory Agreement, the Fund pays the Adviser a monthly fee at the annual rates shown in the table below based on the average daily net assets of each Portfolio.


--------------------------------------------------------------------------------
MAY 1, 2004                                                                 29
--------------------------------------------------------------------------------

                                                                 ADVISORY FEE
                                                              (ANNUAL RATE BASED
                                                               ON AVERAGE DAILY
                                                              NET ASSETS OF EACH
PORTFOLIO                                                         PORTFOLIO)
--------------------------------------------------------------------------------
Intermediate Fixed Income ..................................          .60%

Mid Cap Equity .............................................          .80%

Money Market ...............................................          .40%

Global Fixed Income ........................................          .75%

Small Cap Equity ...........................................          .95%

Large Cap Growth ...........................................          .80%

Large Cap Value ............................................          .80%

Growth & Income ............................................          .80%

Balanced ...................................................          .80%

The Adviser may enter into administrative services agreements with insurance companies pursuant to which the Adviser will compensate such companies for administrative responsibilities relating to the Fund which are performed by such insurance companies.


The Adviser has agreed that it will, if necessary, pay the expenses of each Portfolio of the Fund until May 1, 2005 to the extent that expenses of a Portfolio exceed the following percentages:


PORTFOLIO                                                           EXPENSE CAP
--------------------------------------------------------------------------------
Mid Cap Equity ..............................................         .90%

Large Cap Growth ............................................         .90%

Large Cap Value .............................................         .90%

Growth & Income .............................................         .90%

Balanced ....................................................         .90%

Intermediate Fixed Income ...................................         .80%

Money Market ................................................         .50%

Global Fixed Income .........................................        1.00%

Small Cap Equity ............................................        1.05%


--------------------------------------------------------------------------------
30                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------

During fiscal 2003, total expenses, including investment advisory fees, of each of the Portfolios amounted to the following percentages of average net assets, reflecting the expense limitation in effect during the period:


Mid Cap Equity ..............................................         .90%

Large Cap Growth ............................................         .90%

Large Cap Value .............................................         .90%

Growth & Income .............................................         .90%

Balanced ....................................................         .90%

Intermediate Fixed Income ...................................         .80%

Money Market ................................................         .50%

Global Fixed Income .........................................        1.00%

Small Cap Equity ............................................        1.05%

The expense limitation currently in effect is described above.

--------------------------------------------------------------------------------
SUB-ADVISERS
--------------------------------------------------------------------------------

For all of the Portfolios, the Adviser works with Sub-Advisers, financial service companies that specialize in certain types of investing. However, the Adviser still retains ultimate responsibility for managing the Portfolios. Each Sub-Adviser's role is to make investment decisions for the Portfolios according to each Portfolio's investment objectives and restrictions.

The following organizations act as Sub-Advisers to the Portfolios:


STANDISH MELLON ASSET MANAGEMENT COMPANY LLC ("Standish"), One Financial Center, Boston, Massachusetts 02111, is the Sub-Advisor for the Intermediate Fixed Income, Mid Cap Equity, Global Fixed Income and Money Market Portfolios of the Fund. Standish is a Massachusetts corporation, incorporated in 1933, and is a registered investment adviser under the Investment Advisers Act of 1940. Standish provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of December 31, 2003, Standish managed approximately $200.732 billion of assets.

The Intermediate Fixed Income Portfolio manager is Kent J. Wosepka. Mr. Wosepka is a Senior Portfolio Manager for Active Core Strategies. In prior positions at Standish Mellon, he was a world high yield portfolio manager and emerging market debt analyst. He joined the company in 1998 from Rowe Price-Fleming International, Inc. and prior to that, Jeffrey, Slocum & Associates. Mr. Wosepka has an M.B.A. from The University of Chicago and a B.A. from Williams College. Mr. Wosepka is a member of the Council on Foreign Relations and the Fixed Income Management Society of Boston.

The Money Market Portfolio manager is Laurie Carroll. Ms. Carroll is the Director of Index and Short Duration Strategies and oversees the development of and strategy for all index and short duration portfolios for Standish Mellon. She also oversees the management of Standish's Pittsburgh office. She joined Standish Mellon in 2003 and prior to that served as Portfolio Manager for active core and short duration strategies at Mellon. Most recently she served as head of portfolio management at Mellon Bond Associates.

The Global Fixed Income Portfolio manager is W. Charles Cook. Mr. Cook manages the Standish International Fixed Income Fund, the Standish Global Fixed Income Portfolio and the Standish International Fixed Income Fund II. Mr. Cook has served as a Director of Standish since 1987 and Vice President since 2001 (Mr. Cook had served as Vice President of Standish International


--------------------------------------------------------------------------------
MAY 1, 2004                                                                 31
--------------------------------------------------------------------------------

Management Company, L.P., which Standish absorbed effective April 30, 2002, since 1992). Mr. Cook also chairs the Standish derivatives committee and is responsible for nondollar derivative research.


COLUMBIA MANAGEMENT ADVISORS, INC. ("Columbia"), 100 Federal Street, Boston, Massachusetts 02110, is the Sub-Adviser for the Large Cap Growth and Small Cap Equity Portfolios of the Fund. Columbia is registered as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of Columbia Management Group, Inc. ("CMG"). On April 1, 2003, Stein Roe & Farnham Incorporated ("Stein Roe"), also a subsidiary of CMG, merged with and into Columbia. Columbia has assumed all of the business associated with Stein Roe. Stein Roe was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. As of December 31, 2003, Columbia managed over $136.8 million in assets. As of April 1, 2004, Columbia became an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"). BOA is one of the world's largest financial institutions, having an approximate market capitalization of $166 billion. BOA serves individual consumers, small businesses and large corporations with a full range of banking, investing, asset management and other services.

PAUL BLAUSTEIN is the portfolio manager for the Large Cap Growth Portfolio. Mr. Blaustein is a senior portfolio manager and head of the concentrated large cap growth team at Columbia Management Group. Prior to joining the firm in October 2003, Mr. Blaustein was the portfolio manager of the Atlantic Whitehall Growth Fund and the equity portion of the Atlantic Whitehall Balanced Fund. He also served as director of research at Whitehall Asset Management. Prior to joining Atlantic Whitehall Funds in 1997, Mr. Blaustein was a vice president and portfolio manager of private investment partnerships at Desai Capital Management. He has also held portfolio manager and analyst positions at Legg Mason, Warburg Pincus and Oppenheimer Capital. Mr. Blaustein received a BA degree in economics from Brooklyn College and an MBA degree in finance from Columbia University.

PAUL BERLINGUET is the portfolio manager for the Small Cap Equity Portfolio. Mr. Berlinguet is a senior portfolio manager, head of the small cap growth team and co-head of the large cap growth team at Columbia Management Group. Prior to joining the firm in October 2003, Mr. Berlinguet was a portfolio manager and head of the large-mid cap equity group at John Hancock Funds. In this role, he restructured several equity funds totaling more than $1 billion in assets under management. Prior to that, Mr. Berlinguet was a large cap growth portfolio manager and head of the global technology research team at Baring Asset Management. During his 12-year career at Baring Asset Management, he also managed a small cap aggressive growth unit trust and was lead portfolio manager for four years. Mr. Berlinguet earned a BSBA degree in marketing from Suffolk University and an MSM degree in management from Lesley University.

DAVID L. BABSON & COMPANY INC. ("Babson"), One Memorial Drive, Cambridge, Massachusetts 02142-1300, is the Sub-Adviser for the Large Cap Value Portfolio of the Fund. Babson, a registered investment adviser under the Investment Advisers Act of 1940, is an indirect subsidiary of Massachusetts Mutual Life Insurance Company headquartered in Springfield, Massachusetts. Babson is responsible for assets under management of approximately $81.9 billion as of December 31, 2003. Massachusetts Mutual Life Insurance Company is an insurance organization founded in 1851 and is considered to be a controlling person of Babson under the Investment Company Act of 1940.

The Large Cap Value Portfolio manager is Anthony M. Maramarco. Mr. Maramarco also manages the Tamarack Value Fund. He joined David L. Babson & Co. in 1996 and has over 20 years of investment management experience. Mr. Maramarco is a CFA Charterholder. Michael P. Stack, a CFA Charterholder, joined Babson in 2002. From 1997 to 2002, Mr. Stack was employed at Putnam Investments, where he most recently co-managed mutual funds and institutional accounts. Prior to


--------------------------------------------------------------------------------
32                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------
that, he was a portfolio manager at Independence Investment Associates. Mr. Stack became responsible for the co-management of the Large Cap Value Portfolio effective May 1, 2003, having assisted Mr. Maramarco in the management of the Fund since December 2002.


LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, NJ 07302, is the Sub-Adviser for the Growth & Income Portfolio of the Fund. Lord Abbett, a registered investment adviser under the Investment Advisers Act of 1940, has been an investment manager for 70 years. As of December 31, 2003, Lord Abbett managed approximately $72.1 billion in a family of mutual funds and other advisory accounts.


The Growth & Income Portfolio's investments are managed by a team of investment managers and analysts. The senior members of the team are: W. Thomas Hudson, Robert Morris and Eli Salzmann. Messrs. Hudson, Morris and Salzmann are Partners of Lord Abbett. Messrs. Hudson and Morris have been with Lord Abbett since 1982 and 1991, respectively. Mr. Salzmann joined Lord Abbett in 1997 and previously was a Vice President with Mutual of America Capital Corp.


KORNITZER CAPITAL MANAGEMENT, INC. ("Kornitzer"), 5420 W. 61st Place, Shawnee Mission, Kansas, 66205, is the Sub-Adviser for the Balanced Portfolio of the Fund. Kornitzer, a registered investment adviser under the Investment Advisers Act of 1940, is an independent investment counseling firm founded in 1989. It serves a broad variety of individual, corporate and other institutional clients by maintaining an extensive research and analytical staff. Kornitzer is a closely held corporation and has limitations in the ownership of its stock designed to maintain control in those who are active in management. Owners of 5% or more of Kornitzer are John C. Kornitzer, Kent W. Gasaway, Willard R. Lynch, Robert Male and Susan McElwain. As of December 31, 2003, Kornitzer managed approximately $3.5 billion in assets including the Buffalo and AFBA 5 Star families of mutual funds.


The Balanced Portfolio utilizes a team approach to both research and portfolio management.


THE BOSTON COMPANY ASSET MANAGEMENT, LLC ("TBCAM"), One Boston Place, Boston, MA 02108 is the Sub-Adviser for the Mid Cap Equity Fund. David C. Cameron is the Portfolio Manager of the Mid Cap Equity Fund. TBCAM was founded in 1970 and manages assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation clients and sub-advised relationships. TBCAM is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2003, TBCAM managed approximately $36.3 billion of assets. Certain of the assets under management are managed by dual officers of affiliated entities.













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MAY 1, 2004                                                                 33
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


SUB-ADVISORY FEES


Under the Sub-Advisory Agreements, the Adviser has agreed to pay each Sub-Adviser a fee for its services out of the fees the Adviser receives from the Portfolios. During 2003, the Adviser paid the Sub-Advisers fees based on the following percentages of each Portfolio's average daily net assets:


                                                                    SUB-ADVISORY
PORTFOLIO                                                             FEE PAID
--------------------------------------------------------------------------------
Intermediate Fixed Income ......................................       .20%
Mid Cap Equity .................................................       .35%
Money Market ...................................................       .15%
Global Fixed Income ............................................       .35%
Small Cap Equity ...............................................       .55%
Large Cap Growth ...............................................       .45%
Large Cap Value ................................................       .45%
Growth & Income ................................................       .45%
Balanced .......................................................       .40%

Under the terms of each Sub-Advisory Agreement, the Adviser is obligated to pay each Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to each Portfolio, monthly fees at the following annual rates based on the average daily net assets of each Portfolio:

                                                             SUB-ADVISORY
PORTFOLIO                                                     FEE PAID
--------------------------------------------------------------------------------
Intermediate Fixed Income ..........................            .20%
Mid Cap Equity .....................................            .35%
Money Market .......................................            .15%
Global Fixed Income ................................            .35%
Small Cap Equity ...................................            .55%
Large Cap Growth ...................................            .45%
Large Cap Value ....................................  .45% of first $40 million;
                                                      .40% of average daily net
                                                      assets over and above $40
                                                      million
Growth & Income ....................................  .45% of first $40 million;
                                                      .40% of average daily net
                                                      assets over and above $40
                                                      million
Balanced ...........................................  .40% of first $40 million;
                                                      .35% of average daily net
                                                      assets over and above $40
                                                      million

PLACING ORDERS FOR SHARES

The prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of the Portfolios. You may obtain a copy of that prospectus, free of charge, from the life insurance company or from the person who sold you the Contract. The Portfolios do not charge any fees for selling (redeeming) shares.


--------------------------------------------------------------------------------
34                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------

PAYMENT FOR REDEMPTIONS

Payment for orders to sell (redeem) shares will be made within seven days after the Fund receives the order.

SUSPENSION OR REJECTION OF PURCHASES AND REDEMPTIONS

The Portfolios may suspend the offer of shares, or reject any specific request to purchase shares from a Portfolio at any time. The Portfolios may suspend their obligation to redeem shares or postpone payment for redemptions when the New York Stock Exchange is closed or when trading is restricted on the Exchange for any reason, including emergency circumstances established by the Securities and Exchange Commission.

RIGHT TO RESTRICT TRANSFERS

Neither the Fund nor the insurance company separate accounts ("Separate Accounts") are designed for professional market timing organizations, other entities, or individuals using programmed, large and/or frequent transfers. The Separate Accounts, in coordination with the Fund, reserve the right to temporarily or permanently refuse exchange requests if, in the Adviser's judgment, a Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Portfolio and therefore may be refused. Investors should consult the Separate Account prospectus that accompanies this Fund Prospectus for information on other specific limitations on the transfer privilege.

NET ASSET VALUE

The value or price of each share of each Portfolio (net asset value per share) is calculated at the close of business, usually 4:00 p.m., of the New York Stock Exchange, every day that the New York Stock Exchange is open for business. The value of all assets held by each Portfolio at the end of the day, is determined by subtracting all liabilities and dividing the total by the total number of shares outstanding. This value is provided to the life insurance company, which uses it to calculate the value of your interest in your Contract. It is also the price at which shares will be bought or sold in the Portfolios for orders they received that day.

The value of the net assets of a Portfolio is determined by obtaining market quotations, where available, usually from pricing services. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not available are valued at their fair value as determined, in good faith, by the Adviser based on policies adopted by the Board of Directors.

Some of the Portfolios trade securities on foreign markets or in foreign currencies. Those markets are open at different times and occasionally on different days than securities traded on the New York Stock Exchange. Exchange rates for foreign currencies are usually determined at 1:00 p.m. rather than 4:00 p.m. These factors may mean that the value of the securities held by these Portfolios may change after the close of business of the New York Stock Exchange.

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio will declare and distribute dividends from net ordinary income and will distribute its net realized capital gains, if any, at least annually. The life insurance companies generally direct that all dividends and distributions of the Portfolios be reinvested in the Portfolios under the terms of the Contracts.


--------------------------------------------------------------------------------
MAY 1, 2004                                                                 35
--------------------------------------------------------------------------------

TAX MATTERS

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the Separate Accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolios as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under the Contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate purchase payments or premiums to Fund shares are discussed in the Separate Account prospectus for the Contracts that accompanies this Prospectus.

ADDITIONAL INFORMATION


This Prospectus sets forth concisely the information about the Fund and each Portfolio that you should know before you invest money in a Portfolio. Please read this Prospectus carefully and keep it for future reference. The Fund has prepared and filed with the Securities and Exchange Commission a Statement of Additional Information that contains more information about the Fund and the Portfolios. You may obtain a free copy of the Statement of Additional Information from your registered representative who offers you the Contract. You may also obtain copies by calling the Fund at 1-800-423-9398 or by writing to the Fund at the following address: BMA Variable Products, 2000 Wade Hampton Blvd., Greenville, SC 29615-1064.

MIXED AND SHARED FUNDING

The Portfolios may sell their shares to insurance companies as investments under both variable annuity contracts and variable life insurance policies. We call this mixed funding. The Portfolios may also sell shares to more than one insurance company. We call this shared funding. Under certain circumstances, there could be conflicts between the interests of the different insurance companies, or conflicts between the different kinds of insurance products using the Portfolios. If conflicts arise, the insurance company with the conflict might be forced to redeem all of its interest in the Portfolio. If the Portfolio is required to sell a large percentage of its assets to pay for the redemption, it may be forced to sell the assets at a discounted price. The Board of Directors will monitor the interests of the insurance company shareholders for conflicts to attempt to avoid problems.

LEGAL PROCEEDINGS

Neither the Fund nor any Portfolio is involved in any material legal proceedings. Neither the Adviser nor any Sub-Adviser is involved in any legal proceedings that if decided against any such party would materially affect the ability of the party to carry out its duties to the Portfolios. None of such persons is aware of any litigation that has been threatened.

--------------------------------------------------------------------------------
PERFORMANCE OF THE PORTFOLIOS
--------------------------------------------------------------------------------


Performance information for the Portfolios of the Fund, including a bar chart and average annual total return information since the inception of the Portfolios, is contained in this Prospectus under the heading "Performance Information."




--------------------------------------------------------------------------------
36                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights table is intended to help you understand each Portfolio's financial performance for the period shown. Certain information reflects financial results for a single Portfolio share. The total return figures in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Your total return would be less due to the fees and charges under your variable annuity contract or variable life insurance policy. The information for the year ended December 31, 2003 has been audited by Deloitte & Touche LLP whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. Information for periods ended December 31, 2002, December 31, 2001, December 31, 2000 and December 31, 1999 was audited by the Funds' previous auditors.






























--------------------------------------------------------------------------------
MAY 1, 2004                                                                 37
--------------------------------------------------------------------------------



                                                                                       LARGE CAP VALUE
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                        YEARS ENDED DECEMBER 31,
OUTSTANDING THROUGHOUT EACH PERIOD.                            2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------




Net asset value, beginning of year ......................  $    8.56(a)   $    9.79(a)   $   10.07(a)   $    9.40(a)   $    9.88(a)
                                                           ---------------------------------------------------------------------


Income from investment operations:
 Net investment income (loss) ...........................       0.12           0.09           0.12           0.15           0.22
 Net gains (losses) on securities
   (both realized and unrealized) .......................       1.90          (1.23)         (0.28)          0.67          (0.15)
                                                           ---------------------------------------------------------------------
Total income (loss) from investment operations ..........       2.02          (1.14)         (0.16)          0.82           0.07
                                                           ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income ...................      (0.12)         (0.09)         (0.12)         (0.15)         (0.22)
 Distributions from realized capital gains ..............         --             --             --             --          (0.33)
 Tax return of capital ..................................         --             --             --             --(a)          --
 In excess of realized capital gains ....................         --             --             --             --             --
                                                           ---------------------------------------------------------------------
Total distributions .....................................      (0.12)         (0.09)         (0.12)         (0.15)         (0.55)
                                                           ---------------------------------------------------------------------
Net asset value, end of year ............................  $   10.46      $    8.56      $    9.79      $   10.07      $    9.40
                                                           =====================================================================
Total return ............................................      23.59%        (11.62%)        (1.59%)         8.79%          0.79%
                                                           =====================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..................  $   3,848      $   3,122      $   3,574      $   3,510      $   3,193
Ratio of expenses to average net assets .................       0.90%          0.90%          0.90%          0.90%          0.90%


Ratio of net investment income (loss) to average net
 assets .................................................       1.28%          0.96%          1.21%          1.61%          2.00%
Ratio of expenses to average net assets before
 voluntary expense reimbursement ........................       2.15%          1.64%          1.40%          1.45%          1.49%


Ratio of net investment income (loss) to average net
 assets before voluntary expense reimbursements .........       0.03%          0.22%          0.71%          1.06%          1.41%
Portfolio turnover rate .................................         36%            33%            19%            26%            23%

(a) LESS THAN $.01 PER SHARE










--------------------------------------------------------------------------------
38                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------

                                                                                       LARGE CAP GROWTH
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                        YEARS ENDED DECEMBER 31,
OUTSTANDING THROUGHOUT EACH PERIOD.                            2003           2002           2001           2000          1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ......................  $    8.06      $   11.27      $   14.94      $   18.03      $   13.31
                                                           --------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) ...........................         --           0.01          (0.01)         (0.07)         (0.03)
 Net gains (losses) on securities
   (both realized and unrealized) .......................       2.17          (3.22)         (3.66)         (2.15)          4.75
                                                           --------------------------------------------------------------------
Total income (loss) from investment operations ..........       2.17          (3.21)         (3.67)         (2.22)          4.72
                                                           --------------------------------------------------------------------
Less distributions:
 Dividends from net investment income ...................      (0.01)            --             --             --             --
 Distributions from realized capital gains ..............         --             --             --          (0.79)            --
 Tax return of capital ..................................         --             --             --          (0.08)            --
 In excess of realized capital gains ....................         --             --             --             --             --
                                                           --------------------------------------------------------------------
Total distributions .....................................      (0.01)            --             --          (0.87)            --
                                                           --------------------------------------------------------------------
Net asset value, end of year ............................  $   10.22           8.06      $   11.27      $   14.94      $   18.03
                                                           ====================================================================
Total return ............................................      26.91%        (28.48%)       (24.56%)       (12.03%)        35.46%
                                                           ====================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..................  $   4,359          3,346      $   4,601      $   5,853      $   4,608
Ratio of expenses to average net assets .................       0.90%          0.90%          0.90%          0.90%          0.90%
Ratio of net investment income (loss) to average net
 assets .................................................      (0.01%)         0.10%         (0.07%)        (0.44%)        (0.23%)
Ratio of expenses to average net assets before
 voluntary expense reimbursement ........................       2.10%          1.57%          1.23%          1.15%          1.49%
Ratio of net investment income (loss) to average net
 assets before voluntary expense reimbursements .........      (1.20%)        (0.57%)        (0.40%)        (0.69%)        (0.82%)
Portfolio turnover rate .................................        150%            83%            54%            78%            72%


                                                                                       MID CAP EQUITY
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                        YEARS ENDED DECEMBER 31,
OUTSTANDING THROUGHOUT EACH PERIOD.                            2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ......................  $   10.12      $   11.73      $   12.39      $   11.30      $   11.11
                                                           ---------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) ...........................       0.03           0.03           0.03           0.02           0.04
 Net gains (losses) on securities
   (both realized and unrealized) .......................       3.57          (1.61)         (0.37)          2.91           0.21
                                                           ---------------------------------------------------------------------
Total income (loss) from investment operations ..........       3.60          (1.58)         (0.34)          2.93           0.25
                                                           ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income ...................      (0.02)         (0.03)         (0.03)         (0.02)         (0.03)
 Distributions from realized capital gains ..............      (0.57)            --          (0.28)         (1.48)         (0.03)
 Tax return of capital ..................................         --             --          (0.01)         (0.22)            --
 In excess of realized capital gains ....................         --             --             --          (0.12)            --
                                                           ---------------------------------------------------------------------
Total distributions .....................................      (0.59)         (0.03)         (0.32)         (1.84)         (0.06)
                                                           ---------------------------------------------------------------------
Net asset value, end of year ............................  $   13.13      $   10.12      $   11.73      $   12.39      $   11.30
                                                           =====================================================================
Total return ............................................      35.59%        (13.51%)        (2.70%)        26.92%          2.26%
                                                           =====================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..................  $   4,394      $   3,217      $   3,719      $   3,588      $   2,762
Ratio of expenses to average net assets .................       0.90%          0.90%          0.90%          0.90%          0.90%
Ratio of net investment income (loss) to average net
 assets .................................................       0.18%          0.26%          0.25%          0.18%          0.38%
Ratio of expenses to average net assets before
 voluntary expense reimbursement ........................       2.41%          1.88%          1.83%          1.91%          2.33%
Ratio of net investment income (loss) to average net
 assets before voluntary expense reimbursements .........      (1.33%)        (0.72%)        (0.68%)        (0.83%)        (1.05%)
Portfolio turnover rate .................................        102%           119%           151%           120%            97%

--------------------------------------------------------------------------------
MAY 1, 2004                                                                 39
--------------------------------------------------------------------------------

                                                                                      SMALL CAP EQUITY
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                        YEARS ENDED DECEMBER 31,
OUTSTANDING THROUGHOUT EACH PERIOD.                            2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ......................  $    6.40      $    8.51      $    9.45      $   13.20      $    8.14
                                                           ---------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) ...........................      (0.07)         (0.07)         (0.05)         (0.05)         (0.05)
 Net gains (losses) on securities
   (both realized and unrealized) .......................       2.88          (2.04)         (0.87)         (0.65)          5.11
                                                           ---------------------------------------------------------------------
Total income (loss) from investment operations ..........       2.81          (2.11)         (0.92)         (0.70)          5.06
                                                           ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income ...................         --             --             --             --             --
 Distributions from realized capital gains ..............         --             --             --          (3.05)            --
 Tax return of capital ..................................         --             --             --             --             --
 In excess of realized capital gains ....................         --             --          (0.02)            --             --
                                                           ---------------------------------------------------------------------
Total distributions .....................................         --             --          (0.02)         (3.05)            --
                                                           ---------------------------------------------------------------------
Net asset value, end of year ............................  $    9.21      $    6.40      $    8.51      $    9.45      $   13.20
                                                           =====================================================================
Total return ............................................      43.91%        (24.79%)        (9.72%)        (2.69%)        62.16%
                                                           =====================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..................  $   4,200      $   2,943      $   3,937      $   4,085      $   3,192
Ratio of expenses to average net assets .................       1.05%          1.05%          1.05%          1.05%          1.05%
Ratio of net investment income (loss) to average net
 assets .................................................      (0.88%)        (0.90%)        (0.61%)        (0.51%)        (0.61%)
Ratio of expenses to average net assets before
 voluntary expense reimbursement ........................       2.75%          1.82%          1.50%          1.45%          2.53%
Ratio of net investment income (loss) to average net
 assets before voluntary expense reimbursements .........      (2.58%)        (1.67%)        (1.06%)        (0.91%)        (2.09%)
Portfolio turnover rate .................................        121%           129%           147%           140%           123%

(a) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN 1/2 OF A CENT, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY LESS THAN 1/2 OF A CENT, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 3.17% TO 3.16% AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BEFORE VOLUNTARY EXPENSE REIMBURSEMENT FROM 2.54% TO 2.53%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.





--------------------------------------------------------------------------------
40                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------



                                                                                      GROWTH & INCOME
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                        YEARS ENDED DECEMBER 31,
OUTSTANDING THROUGHOUT EACH PERIOD.                            2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------




Net asset value, beginning of year ......................  $   10.14(a)   $   12.50(a)   $   14.21(a)   $   12.67(a)   $   11.53(a)
                                                           ---------      ---------       ---------      ---------      ---------


Income from investment operations:
 Net investment income (loss) ...........................       0.10           0.07           0.09           0.14           0.11
 Net gains (losses) on securities
   (both realized and unrealized) .......................       3.13          (2.36)         (1.04)          1.84           1.80
                                                           ---------      ---------       ---------      ---------      ---------
Total income (loss) from investment operations ..........       3.23          (2.29)         (0.95)          1.98           1.91
                                                           ---------      ---------       ---------      ---------      ---------
Less distributions:
 Dividends from net investment income ...................      (0.10)         (0.07)         (0.07)        ( 0.14)        ( 0.11)
 Distributions from realized capital gains ..............         --             --          (0.59)        ( 0.02)        ( 0.66)
 Tax return of capital ..................................         --             --          (0.03)        ( 0.17)            --
 In excess of realized capital gains ....................         --             --          (0.07)        ( 0.11)            --
                                                           ---------      ---------       ---------      ---------      ---------
Total distributions .....................................      (0.10)         (0.07)         (0.76)        ( 0.44)        ( 0.77)
                                                           ---------      ---------       ---------      ---------      ---------
Net asset value, end of year ............................  $   13.27      $   10.14      $   12.50      $   14.21      $   12.67
                                                           =========      =========       =========      =========      =========
Total return ............................................      31.83%        (18.29%)       (6.58%)        15.79%         16.65%
                                                           =========      =========       =========      =========      =========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..................  $   7,423      $   5,501      $   6,082      $   5,623      $   3,634
Ratio of expenses to average net assets .................       0.90%          0.90%          0.90%          0.90%          0.90%


Ratio of net investment income (loss) to average net
 assets .................................................       0.86%          0.68%          0.74%          1.21%          0.92%


Ratio of expenses to average net assets before
 voluntary expense reimbursement ........................       1.86%          1.36%          1.18%          1.28%          1.67%


Ratio of net investment income (loss) to average net
 assets before voluntary expense reimbursements .........      (0.10%)         0.22%          0.46%          0.83%          0.15%


Portfolio turnover rate .................................         42%            51%            66%            43%            66%




                                                                                           BALANCED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                        YEARS ENDED DECEMBER 31,
OUTSTANDING THROUGHOUT EACH PERIOD.                            2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------




Net asset value, beginning of year ......................  $    7.87(a)   $    9.35(a)   $    9.31(a)   $    9.08(a)   $    8.88(a)
                                                           ---------------------------------------------------------------------


Income from investment operations:
 Net investment income (loss) ...........................       0.20           0.22           0.29           0.33           0.45
 Net gains (losses) on securities
   (both realized and unrealized) .......................       2.67          (1.48)          0.04           0.41           0.28
                                                           ---------------------------------------------------------------------
Total income (loss) from investment operations ..........       2.87          (1.26)          0.33           0.74           0.73
                                                           ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income ...................      (0.21)         (0.22)         (0.29)         (0.33)         (0.45)
 Distributions from realized capital gains ..............      (0.54)            --             --          (0.13)         (0.08)
 Tax return of capital ..................................         --             --             --          (0.05)            --
 In excess of realized capital gains ....................         --             --             --             --             --
                                                           ---------------------------------------------------------------------
Total distributions .....................................      (0.75)          (0.22)        (0.29)         (0.51)         (0.53)
                                                           ---------------------------------------------------------------------
Net asset value, end of year ............................  $    9.99      $    7.87      $    9.35       $   9.31       $   9.08
                                                           =====================================================================
Total return ............................................      36.58%        (13.48%)         3.54%          8.42%          8.21%
                                                           =====================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..................  $   4,667      $   3,489      $   3,697       $  3,313       $  2,971
Ratio of expenses to average net assets .................       0.90%          0.90%          0.90%          0.90%          0.90%


Ratio of net investment income (loss) to average net
 assets .................................................       2.22%          2.42%          3.16%          3.39%          4.88%


Ratio of expenses to average net assets before
 voluntary expense reimbursement ........................       1.96%          1.73%          1.53%          1.51%          1.72%


Ratio of net investment income (loss) to average net
 assets before voluntary expense reimbursements .........       1.16%          1.60%          2.53%          2.78%          4.06%


Portfolio turnover rate .................................         46%            19%            22%            59%            43%


--------------------------------------------------------------------------------
MAY 1, 2004                                                                 41
--------------------------------------------------------------------------------

                                                                                  INTERMEDIATE FIXED INCOME
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                        YEARS ENDED DECEMBER 31,
OUTSTANDING THROUGHOUT EACH PERIOD.                            2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....................   $   10.27      $   10.00      $    9.74      $    9.28      $    9.95
                                                           ---------------------------------------------------------------------
Income from investment operations:
 Net investment income .................................        0.40           0.47           0.45           0.54           0.60
 Net gains (losses) on securities
   (both realized and unrealized) ......................        0.13           0.27           0.25           0.46          (0.62)
                                                           ---------------------------------------------------------------------
Total income (loss) from investment operations .........        0.53           0.74           0.70           1.00          (0.02)
                                                           ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income ..................       (0.44)         (0.47)         (0.44)         (0.54)         (0.60)
 Dividends from realized capital gains .................       (0.03)            --             --             --          (0.05)
 Tax return of capital .................................          --             --             --             --             --
 In excess of realized capital gains ...................          --             --             --             --             --
                                                           ---------------------------------------------------------------------
Total distributions ....................................       (0.47)         (0.47)         (0.44)         (0.54)         (0.65)
                                                           ---------------------------------------------------------------------
Net asset value, end of year ...........................   $   10.33      $   10.27      $   10.00      $    9.74      $    9.28
                                                           =====================================================================
Total return ...........................................        5.10%          7.45%          7.21%         10.77%         (0.19%)
                                                           =====================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .................   $   5,623      $   5,523      $   4,864      $   3,202      $   2,540
Ratio of expenses to average net assets ................        0.80%          0.80%          0.80%          0.80%          0.80%
Ratio of net investment income (loss) to average net
 assets ................................................        3.72%          4.26%          5.54%          6.34%          6.01%
Ratio of expenses to average net assets before
 voluntary expense reimbursement .......................        1.96%          1.84%          2.02%          2.15%          2.25%
Ratio of net investment income (loss) to average net
 assets before voluntary expense reimbursement .........        2.56%          3.22%          4.32%          4.99%          4.56%
Portfolio turnover rate ................................         327%           370%           220%           147%           147%

(a) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN 1/2 OF A CENT, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY LESS THAN 1/2 OF A CENT, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.58% TO 5.54% AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BEFORE VOLUNTARY EXPENSE REIMBURSEMENT FROM 4.35% TO 4.32%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(b)AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN 1/2 OF A CENT, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY LESS THAN 1/2 OF A CENT, DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 3.93% TO 3.92% AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BEFORE VOLUNTARY EXPENSE REIMBURSEMENT BY LESS THAN 1/2 OF A PERCENT. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.





--------------------------------------------------------------------------------
42                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------



                                                                                     GLOBAL FIXED INCOME
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                        YEARS ENDED DECEMBER 31,
OUTSTANDING THROUGHOUT EACH PERIOD.                            2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------




Net asset value, beginning of year .....................   $    9.51(a)   $    9.08(a)   $    8.98(a)   $    9.21(a)   $    9.92(a)
                                                           ---------------------------------------------------------------------

Income from investment operations:
 Net investment income .................................        0.31           0.35           0.35           0.53           0.51

 Net gains (losses) on securities
   (both realized and unrealized) ......................        0.15           0.28           0.05           0.34          (0.54)
                                                           ---------------------------------------------------------------------


Total income (loss) from investment operations .........        0.46           0.63           0.40           0.87          (0.03)
                                                           ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income ..................          --          (0.20)         (0.30)         (0.46)         (0.68)
 Dividends from realized capital gains .................          --             --             --             --             --
 Tax return of capital .................................          --             --             --          (0.62)            --
 In excess of realized capital gains ...................          --             --             --          (0.02)            --
                                                           ---------------------------------------------------------------------
Total distributions ....................................          --          (0.20)         (0.30)         (1.10)         (0.68)
                                                           ---------------------------------------------------------------------
Net asset value, end of year ...........................   $    9.97       $   9.51       $   9.08       $   8.98       $   9.21
                                                           =====================================================================
Total return ...........................................        4.84%          6.97%          4.42%          9.46%         (0.27%)
                                                           =====================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .................   $   7,358       $  6,993       $  6,549       $  6,083       $  5,516
Ratio of expenses to average net assets ................       1.00%          1.00%          1.00%          1.00%          1.00%


Ratio of net investment income (loss) to average net
 assets ................................................        3.21%          3.48%          3.92%          4.65%          5.17%


Ratio of expenses to average net assets before
 voluntary expense reimbursement .......................        2.14%          1.87%          1.78%          1.83%          1.67%


Ratio of net investment income (loss) to average net
 assets before voluntary expense reimbursement .........        2.07%          2.60%          3.14%          3.82%          4.50%


Portfolio turnover rate ................................         186%           184%           187%           234%           167%




                                                                                        MONEY MARKET
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                        YEARS ENDED DECEMBER 31,
OUTSTANDING THROUGHOUT EACH PERIOD.                            2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------




Net asset value, beginning of year .....................   $    1.00(a)   $    1.00(a)   $    1.00(a)   $    1.00(a)   $    1.00(a)
                                                           ---------------------------------------------------------------------

Income from investment operations:
 Net investment income .................................        0.01           0.01           0.04           0.06           0.05

 Net gains (losses) on securities
   (both realized and unrealized) ......................          --             --             --             --             --
                                                            --------       --------       --------       --------       --------


Total income (loss) from investment operations .........          --             --             --             --             --
                                                            --------       --------       --------       --------       --------
Less distributions:
 Dividends from net investment income ..................       (0.01)         (0.01)         (0.04)         (0.06)         (0.05)
 Dividends from realized capital gains .................          --             --             --             --             --
 Tax return of capital .................................          --             --             --             --             --
 In excess of realized capital gains ...................          --             --             --             --             --
                                                            --------       --------       --------       --------       --------
Total distributions ....................................          --             --             --             --             --
                                                            --------       --------       --------       --------       --------
Net asset value, end of year ...........................   $    1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                            ========       ========       ========       ========       ========
Total return ...........................................        0.68%          1.47%          3.77%          5.84%          4.60%
                                                            ========       ========       ========       ========       ========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .................   $   2,500       $  3,004       $  2,455       $  2,000       $  1,601
Ratio of expenses to average net assets ................        0.50%          0.50%          0.50%          0.50%          0.50%


Ratio of net investment income (loss) to average net
 assets ................................................        0.68%          1.32%          3.60%          5.70%          4.52%


Ratio of expenses to average net assets before
 voluntary expense reimbursement .......................        1.89%          1.45%          1.50%          1.62%          2.72%


Ratio of net investment income (loss) to average net
 assets before voluntary expense reimbursement .........       (0.71%)         0.37%          2.60%          4.58%          2.30%


Portfolio turnover rate ................................          --             --             --             --             --


--------------------------------------------------------------------------------
MAY 1, 2004                                                                 43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Fund's operations.

Further information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report discusses market conditions and investment strategies that significantly affected the Fund's performance results during its last fiscal year.

The Fund can provide you with a free copy of these materials or other information about the Fund. You may reach the Fund


      By Mail: BMA Variable Products
               2000 Wade Hampton Blvd.
               Greenville, SC 29615-1064

      By Phone: 1-800-423-9398

Or you may view or obtain these documents from the Securities and Exchange
Commission:

     o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room

     o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

     o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102

               On the Internet: www.sec.gov




















The Fund's Investment Company Act filing number is 811-08321.


--------------------------------------------------------------------------------
44                                         INVESTORS MARK SERIES FUND PROSPECTUS
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                        INVESTORS MARK SERIES FUND, INC.


                           2300 MAIN STREET, SUITE 450


                           KANSAS CITY, MISSOURI 64108


                                   MAY 1, 2004



This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the prospectus for Investors Mark Series Fund, Inc., dated May 1, 2004 (the "Prospectus"). A copy of the Prospectus may be obtained without charge by calling 1-800-423-9398, or writing BMA Variable Products, P.O. Box 419458, 2000 Wade Hampton Blvd., Greenville SC 29615-1024.

The Prospectus incorporates this SAI by reference. The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"), Washington, D.C. These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge. The SEC maintains a Web Site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Fund.

                                TABLE OF CONTENTS


                                                                            PAGE

GENERAL INFORMATION AND HISTORY................................................3

INVESTMENT OBJECTIVES AND POLICIES.............................................3

ADDITIONAL INFORMATION CONCERNING INVESTMENT RISKS............................32

INVESTMENT RESTRICTIONS.......................................................35

DIRECTORS AND OFFICERS OF THE FUND............................................51

COMPENSATION TABLE............................................................56

THE ADVISER...................................................................57

SUB-ADVISERS..................................................................59

THE DISTRIBUTOR...............................................................61

OTHER SERVICE PROVIDERS.......................................................61

PERFORMANCE INFORMATION.......................................................62

PURCHASE AND REDEMPTION OF SHARES.............................................64

DETERMINATION OF NET ASSET VALUE..............................................65

TAXES ........................................................................67

PORTFOLIO TRANSACTIONS........................................................69

PORTFOLIO TURNOVER............................................................71

DESCRIPTION OF SHARES.........................................................71

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................72

GENERAL INFORMATION...........................................................72

FINANCIAL STATEMENTS..........................................................73

APPENDIX .....................................................................73

                         GENERAL INFORMATION AND HISTORY

Investors Mark Series Fund, Inc. ("Fund") is an open-end management investment company incorporated in Maryland on June 27, 1997. This SAI relates to all Portfolios of the Fund. No investment in shares of a Portfolio should be made without first reading the Prospectus. Capitalized terms not defined herein are defined in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

This SAI contains additional information concerning certain investment policies, practices and restrictions of the Fund and is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus.

Shares of the Portfolios of the Fund are not available directly to individual investors but may be offered only to life insurance companies. Certain Portfolios of the Fund may not be available in connection with a particular Contract or may not be available in a particular state. Investors should consult the Separate Account prospectus of the specific insurance product for information on the availability of the various Portfolios of the Fund.


Except as described below under "Investment Restrictions," the investment objectives and policies described in the Prospectus and in this SAI are not fundamental, and the Board of Directors of the Fund may change the investment objectives and policies of a Portfolio without an affirmative vote of shareholders of the Portfolio.


RIGHTS AND WARRANTS

Certain Portfolios may invest in rights and warrants. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities, and rights and warrants cease to have value if they are not exercised prior to their expiration date.

CONVERTIBLE SECURITIES

Certain Portfolios may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Convertible debt securities and preferred stock acquired by a Portfolio entitle the Portfolio to exchange such instruments for common stock of the issuer at a predetermined rate.


By investing in convertible securities, a Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Sub-Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities. While convertible securities purchased by a Portfolio are frequently rated investment grade, certain Portfolios may purchase unrated securities or securities rated below investment grade if the securities meet the Sub-Adviser's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Sub-Adviser's own investment research and analysis tends to be more important in the purchase of such securities than other factors.




SMALL CAPITALIZATION STOCKS. Certain Portfolios may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as the total current market value of a company's outstanding common stock. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of securities in order to meet redemptions or otherwise may require the Portfolio to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.


UNSEASONED ISSUERS. Certain of the Portfolios may invest in unseasoned issuers. Unseasoned issuers are companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers may also be small companies and involve the risks and price volatility associated with smaller companies.

MORTGAGE-RELATED OBLIGATIONS

MORTGAGE-BACKED SECURITIES. Certain Portfolios may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by foreign entities or the U.S. Government or any of its agencies, instrumentalities or sponsored enterprises, including, but not limited to, the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Portfolio's ability to reinvest the returns of principal at comparable yields.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a Portfolio's exposure to rising interest rates and prevent a Portfolio from taking advantage of such higher yields.

GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. GNMA, FNMA and FHLMC certificates are described further below.

Multiple class securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Portfolios do not intend to purchase residual interests in REMICs.

Stripped mortgage-backed securities ("SMBS") are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience prepayments of principal at a rate different from what was anticipated, a Portfolio may fail to fully recoup its initial investment in these securities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of each Portfolio's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

LIFE OF MORTGAGE-RELATED OBLIGATIONS. The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.

As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to GNMA Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.

GNMA CERTIFICATES. GNMA was established in 1968 when FNMA was separated into two organizations, GNMA and FNMA. GNMA is a wholly-owned government corporation within the Department of Housing and Urban Development. GNMA developed the first mortgage-backed pass-through instruments in 1970 for Farmers Home Administration-FHMA-insured, Federal Housing Administration-FHA- insured and for Veterans Administration-or VA-guaranteed mortgages ("government mortgages").

GNMA purchases government mortgages and occasionally conventional mortgages to support the housing market. GNMA is known primarily, however, for its role as guarantor of pass-through securities collateralized by government mortgages. Under the GNMA securities guarantee program, government mortgages that are pooled must be less than one year old by the date GNMA issues its commitment. Loans in a single pool must be of the same type in terms of interest rate and maturity. The minimum size of a pool is $1 million for single-family mortgages and $500,000 for manufactured housing and project loans.

Under the GNMA II program, loans with different interest rates can be included in a single pool and mortgages originated by more than one lender can be assembled in a pool. In addition, loans made by a single lender can be packaged in a custom pool (a pool containing loans with specific characteristics or requirements).

GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest on GNMA Certificates is lower than the interest rated paid on the VA-guaranteed, FHMA-insured or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44% for assembling the mortgage pool and for passing through monthly payments of interest and principal to GNMA Certificate holders.

The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for several reasons. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is paid monthly, rather than semi-annually as with traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates. Finally, the actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the GNMA Certificate. If mortgagors prepay their mortgages, the principal returned to GNMA Certificate holders may be reinvested at higher or lower rates.

MARKET FOR GNMA CERTIFICATES. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the GNMA Certificate's coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.

FHLMC WAS CREATED BY THE EMERGENCY HOME FINANCE ACT OF 1970. It is a private corporation, initially capitalized by the Federal Home Loan Bank System, charged with supporting the mortgage lending activities of savings and loan associations by providing an active secondary market of conventional mortgages. To finance its mortgage purchases, FHLMC issues FHLMC Participation Certificates and CMOs.

Participation Certificates represent an undivided interest in a pool of mortgage loans. FHLMC purchases whole loans or participations on 30-year and 15-year fixed-rate mortgages, adjustable-rate mortgages ("ARMs") and home improvement loans. Under certain programs, it will also purchase FHA and VA mortgages.

Loans pooled for FHLMC must have a minimum coupon rate equal to the Participation Certificate rate specified at delivery, plus a required spread for the corporation and a minimum servicing fee, generally 0.375% (37.5 basis points). The maximum coupon rate on loans is 2% (200 basis points) in excess of the minimum eligible coupon rate for Participation Certificates. FHLMC requires a minimum commitment of $1 million in mortgages but imposes no maximum amount. Negotiated deals require a minimum commitment of $10 million. FHLMC guarantees timely payment of the interest and the ultimate payment of principal of its Participation Certificates. This guarantee is backed by reserves set aside to protect against losses due to default. The FHLMC CMO is divided into varying maturities with prepayment set specifically for holders of the shorter term securities. The CMO is designed to respond to investor concerns about early repayment of mortgages.

FHLMC's CMOs are general obligations, and FHLMC will be required to use its general funds to make principal and interest payments on CMOs if payments generated by the underlying pool of mortgages are insufficient to pay principal and interest on the CMO.

A CMO is a cash-flow bond in which mortgage payments from underlying mortgage pools pay principal and interest to CMO bondholders. The CMO is structured to address two major shortcomings associated with traditional pass-through securities: payment frequency and prepayment risk. Traditional pass-through securities pay interest and amortized principal on a monthly basis whereas CMOs normally pay principal and interest semi-annually. In addition, mortgage-backed securities carry the risk that individual mortgagors in the mortgage pool may exercise their prepayment privileges, leading to irregular cash flow and uncertain average lives, durations and yields.

A typical CMO structure contains four tranches, which are generally referred to as classes A, B, C and Z. Each tranche is identified by its coupon and maturity. The first three classes are usually current interest-bearing bonds paying interest on a quarterly or semi-annual basis, while the fourth, Class Z, is an accrual bond. Amortized principal payments and prepayments from the underlying mortgage collateral redeem principal of the CMO sequentially; payments from the mortgages first redeem principal on the Class A bonds. When principal of the Class A bonds has been redeemed, the payments then redeem principal on the Class B bonds. This pattern of using principal payments to redeem each bond sequentially continues until the Class C bonds have been retired. At this point, Class Z bonds begin paying interest and amortized principal on their accrued value.

The final tranche of a CMO is usually a deferred interest bond, commonly referred to as the Z bond. This bond accrues interest at its coupon rate but does not pay this interest until all previous tranches have been fully retired. While earlier classes remain outstanding, interest accrued on the Z bond is compounded and added to the outstanding principal. The deferred interest period ends when all previous tranches are retired, at which point the Z bond pays periodic interest and principal until it matures. A Sub-Adviser would purchase a Z bond for a Portfolio if it expected interest rates to decline.

FNMA Securities. FNMA was created by the National Housing Act of 1938. In 1968, the agency was separated into two organizations, GNMA to support a secondary market for government mortgages and FNMA to act as a private corporation supporting the housing market.

FNMA pools may contain fixed-rate conventional loans on one-to-four-family properties. Seasoned FHA and VA loans, as well as conventional growing equity mortgages, are eligible for separate pools. FNMA will consider other types of loans for securities pooling on a negotiated basis. A single pool may include mortgages with different loan-to-value ratios and interest rates, though rates may not vary beyond two percentage points.

PRIVATELY-ISSUED MORTGAGE LOAN POOLS. Savings associations, commercial banks and investment bankers issue pass-through securities secured by a pool of mortgages.

Generally, only conventional mortgages on single-family properties are included in private issues, though seasoned loans and variable rate mortgages are sometimes included. Private placements allow purchasers to negotiate terms of transactions. Maximum amounts for individual loans may exceed the loan limit set for government agency purchases. Pool size may vary, but the minimum is usually $20 million for public offerings and $10 million for private placements.

Privately-issued mortgage-related obligations do not carry government or quasi-government guarantees. Rather, mortgage pool insurance generally is used to insure against credit losses that may occur in the mortgage pool. Pool insurance protects against credit losses to the extent of the coverage in force. Each mortgage, regardless of original loan-to-value ratio, is insured to 100% of principal, interest and other expenses, to a total aggregate loss limit stated on the policy. The aggregate loss limit of the policy generally is 5% to 7% of the original aggregate principal of the mortgages included in the pool.

In addition to the insurance coverage to protect against defaults on the underlying mortgages, mortgage-backed securities can be protected against the nonperformance or poor performance of servicers. Performance bonding of obligations such as those of the servicers under the origination, servicing or other contractual agreement will protect the value of the pool of insured mortgages and enhance the marketability.

The rating received by a mortgage security will be a major factor in its marketability. For public issues, a rating is always required, but it may be optional for private placements depending on the demands of the marketplace and investors.

Before rating an issue, a rating agency such as S&P or Moody's will consider several factors, including: the creditworthiness of the issuer; the issuer's track record as an originator and servicer; the type, terms and characteristics of the mortgages, as well as loan-to-value ratio and loan amounts; the insurer and the level of mortgage insurance and hazard insurance provided. Where an equity reserve account or letter of credit is offered, the rating agency will also examine the adequacy of the reserve and the strength of the issuer of the letter of credit.

MATURITY AND DURATION. The effective maturity of an individual portfolio security in which a Portfolio invests is defined as the period remaining until the earliest date when the Portfolio can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Portfolio of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities in general and mortgage-backed securities in particular. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a Portfolio than was anticipated at the time the securities were purchased. A Portfolio's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Portfolio.

ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities issued by foreign or U.S. entities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

FOREIGN SECURITIES

FOREIGN SECURITIES. Certain Portfolios may invest in securities of foreign governments and companies. Investments in foreign securities involve certain risks that are different from the risks of investing in securities of U.S. issuers. (See "Investment Risks--Foreign Securities" for a discussion of these risks.) Certain Portfolios may also invest in issuers located in emerging markets. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. (See "Investment Risks--Investing in Emerging Markets".)

The Mid Cap Equity Portfolio may invest without limit in foreign securities which trade on a U.S. exchange or in the U.S. OTC market, but is limited to 10% of total assets on those foreign securities which are not so listed or traded. The Mid Cap Equity Portfolio may invest up to 10% of its total assets in issuers located in emerging markets generally and up to 3% of its total assets in issuers of any one specific emerging market country.

Other than American Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person, each of the Large Cap Growth and Small Cap Equity Portfolios is limited to investing no more than 25% of its total assets in foreign securities.

Foreign securities may be purchased and sold on foreign stock exchanges or in over-the-counter markets (but persons affiliated with a Portfolio will not act as principal in such purchases and sales). Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although each Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.

The dividends and interest payable on certain foreign securities may be subject to foreign withholding taxes and in some cases capital gains from such securities may also be subject to foreign tax, thus reducing the net amount of income or gain available for distribution to a Portfolio's shareholders.

Investors should understand that the expense ratio of a Portfolio investing in foreign securities may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Portfolio's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the Portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See "Currency Transactions," below.)

Certain Portfolios may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depository Receipts and Shares ("GDRs" and "GDSs") and European Depository Receipts and Shares ("EDRs" and "EDSs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts" and ("Depository Shares"). ADRs and ADSs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs and ADSs are quoted in U.S. dollars and are traded in the United States on exchanges or over-the- counter and are sponsored and issued by domestic banks. EDRs and EDSs and GDRs and GDSs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and EDSs and GDRs and GDSs are not necessarily quoted in the same currency as the underlying security. To the extent that a Portfolio acquires Depository Receipts or Shares through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts or Shares to issue and service such Depository Receipts or Shares (unsponsored Depository Receipts or Shares), there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, certain benefits which may be associated with the security underlying the Depository Receipt or Share may not inure to the benefit of the holder of such Depository Receipt or Share. Further, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts or Shares does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts or Shares is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt or Share and the underlying securities are quoted. However, by investing in Depository Receipts or Shares, such as ADRs or ADSs, that are quoted in U.S. dollars, a Portfolio will avoid currency risks during the settlement period for purchases and sales.

As described in the Prospectus, each of the Small Cap Equity and Large Cap Growth Portfolios may invest up to 25% of its total assets in foreign securities. For purposes of this limitation, foreign securities do not include ADRs or securities guaranteed by a United States person. Each of the Small Cap Equity and Large Cap Growth Portfolios will not invest more than 5% of its net assets in unsponsored ADRs.

EURODOLLAR AND YANKEE DOLLAR INVESTMENTS. Certain Portfolios may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations.

EURODOLLAR CONTRACTS

Certain Portfolios may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

SOVEREIGN DEBT OBLIGATIONS. Certain Portfolios may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Portfolio's net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

OBLIGATIONS OF SUPRANATIONAL ENTITIES. Certain Portfolios may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

RESTRICTED, ILLIQUID AND RULE 144A SECURITIES

Each of the Portfolios is authorized to invest in restricted and illiquid securities. Restricted securities are securities which are not readily marketable because they are subject to restrictions on their resale. Illiquid securities include those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, swap transactions, certain over-the-counter options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 ("1933 Act") and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy certain relevant liquidity requirements.

The Board of Directors has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Directors, however, retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.


Each of the Intermediate Fixed Income, Mid Cap Equity, Global Fixed Income, Small Cap Equity and Large Cap Growth Portfolios may invest up to 15% of its net assets in illiquid securities. Each of the Balanced, Large Cap Value and Money Market Portfolios may invest up to 10% of its net assets in illiquid securities, while the Growth & Income Portfolio may invest up to 5% of its net assets in illiquid securities. Investments in illiquid securities involve certain risks to the extent that a Portfolio may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, a Portfolio might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause a Portfolio to exceed its percentage limitation which may be invested in such securities, the Board of Directors of the Fund, in consultation with the Adviser and the particular Portfolio's Sub-Adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.


Rule 144A permits certain qualified institutional buyers, such as a Portfolio, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Portfolio's restriction of investing no more than a certain percentage of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that a Portfolio does not invest more than it is permitted to in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

CORPORATE DEBT OBLIGATIONS. Certain Portfolios may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

ZERO COUPON AND DEFERRED PAYMENT SECURITIES. Certain Portfolios may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A Portfolio is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a Portfolio will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Portfolio will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FORWARD ROLL TRANSACTIONS. To seek to enhance current income, the Intermediate Fixed Income Portfolio may invest up to 10% of its net assets and the Global Fixed Income Portfolio may invest up to 5% of its total assets in forward roll transactions involving mortgage-backed securities. In a forward roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the Portfolio which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. At the time that a Portfolio enters into a forward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

LEVERAGE. The use of forward roll transactions involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction), to increase the net asset value of a Portfolio's shares faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a Portfolio, the net asset value of the Portfolio would fall faster than would otherwise be the case.

STRUCTURED OR HYBRID NOTES

Certain Portfolios of the Fund may invest in structured or hybrid notes. It is expected that not more than 5% of a Portfolio's net assets will be at risk as a result of such investments. The distinguishing feature of a structured or hybrid note is that the amount of interest
and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Portfolio to gain exposure to the benchmark market while fixing the maximum loss that it may experience in the event that the market does not perform as expected. Depending on the terms of the note, a Portfolio may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Portfolio's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset. Investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, a Portfolio's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of each Portfolio's limitations on investments in illiquid securities.

TAX-EXEMPT SECURITIES. The Intermediate Fixed Income Portfolio may invest up to 10% of its total assets in tax-exempt securities if the Sub-Adviser believes that tax-exempt securities will provide competitive returns.

INVERSE FLOATING RATE SECURITIES. Certain Portfolios may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.





MONEY MARKET INSTRUMENTS AND REPURCHASE AGREEMENTS

Money market instruments include short-term U.S. and foreign Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

U.S. GOVERNMENT SECURITIES. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as GNMA), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as FNMA and FHLMC), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPS").

BANK OBLIGATIONS. Each of the Portfolios may acquire obligations of banks, which include certificates of deposit, time deposits, and bankers' acceptances.

Certificates of deposits are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time deposits are funds in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

A bankers' acceptance is a time draft drawn on a bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. A bank customer, which is also liable for the draft, typically uses the funds represented by the draft to finance the import, export, or storage of goods.


COMMERCIAL PAPER. Commercial paper involves an unsecured obligation that is usually sold on a discount basis and has a maturity at the time of issuance of one year or less. With respect to the Money Market Portfolio, such paper, on the date of investment by the Portfolio, must be rated in the highest category for short-term debt securities by at least two NRSROs (or by one NRSRO, if only one NRSRO has rated the security.) The Money Market Portfolio may invest in unrated commercial paper if the Board of Directors of the Fund determines, in accordance with the procedures of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), that the unrated security is of comparable quality to rated securities.


Investments in commercial paper by the Intermediate Fixed Income and Global Fixed Income Portfolios will be rated "P-1" by Moody's or "A-1" by S&P, or Duff-1 by Duff, which are the highest ratings assigned by these NRSROs (even if rated lower by one or more of the other NRSROs), or which, if not rated or rated lower by one or more of the NRSROs and not rated by the other NRSRO or NRSROs, are judged by the Sub-Adviser to be of equivalent quality to the securities so rated. With respect to the Global Fixed Income Portfolio, in determining whether securities are of equivalent quality, the Sub-Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

REPURCHASE AGREEMENTS. A repurchase agreement involves the sale of securities to a Portfolio with the concurrent agreement by the seller to repurchase the securities at the Portfolio's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the purchaser's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by a Portfolio.

The Portfolios will enter into such repurchase agreements only with United States banks having assets in excess of $100 million which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Directors. The term to maturity of a repurchase agreement normally will be no longer than a few days.

The Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio and the Global Fixed Income Portfolio may invest up to 5%, 10% and 25%, respectively, of net assets in repurchase agreements. Each of the Small Cap Equity and Large Cap Growth Portfolios may invest up to 15% of its assets in repurchase agreements. Certain other Portfolios of the Fund may invest in repurchase agreements as described elsewhere herein.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that a Portfolio may not be able to perfect its interest in the underlying securities. While a Portfolio's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

MONEY MARKET INSTRUMENTS AND SHORT-TERM SECURITIES- MID CAP EQUITY PORTFOLIO. Although the Mid Cap Equity Portfolio intends to stay invested in equity and equity-related securities to the extent practical in light of its investment objective, the Portfolio may, under normal market conditions, establish and maintain cash balances and may purchase money market instruments with maturities of less than one year and short-term interest-bearing fixed income securities with maturities of one to three years ("Short-Term Obligations") to maintain liquidity to meet redemptions.

Money market instruments in which the Mid Cap Equity Portfolio invests will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by S&P, Duff and Fitch or, if unrated, determined by the Sub-Adviser to be of comparable quality. Money market instruments and Short-Term Obligations include obligations issued or guaranteed by the U.S. Government or any of its agencies and instrumentalities, U.S. and foreign commercial paper, bank obligations, repurchase agreements and other debt obligations of U.S. and foreign issuers. At least 95% of the Mid Cap Equity Portfolio's assets that are invested in Short-Term Obligations must be invested in obligations rated at the time of purchase Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by S&P, Duff or Fitch or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. Up to 5% of the Mid Cap Equity Portfolio's total assets invested in Short-Term Obligations may be invested in obligations rated Baa by Moody's or BBB by S&P, Duff or Fitch or, if unrated, determined by the Sub-Adviser to be of comparable credit quality.

Securities rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by S&P, Duff or Fitch) are generally regarded as high grade obligations. Securities rated Baa by Moody's or BBB by S&P, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics.

WHEN ISSUED AND DELAYED DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS

Certain Portfolios may purchase securities on a when-issued or delayed-delivery basis. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a Portfolio enters into the commitment, but interest will not accrue to the Portfolio until delivery of and payment for the securities. Although a Portfolio will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, a Portfolio may sell the securities before the settlement date if deemed advisable by the Sub-Adviser.

Unless a Portfolio has entered into an offsetting agreement to sell the securities purchased on a "when-issued" basis, cash or liquid obligations with a market value equal to the amount of the Portfolio's commitment will be segregated with the Fund's custodian bank. The market value of the securities when they are delivered may be less than the amount paid by the Portfolio. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Portfolio's commitment.

Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by a Portfolio. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will decline in value when interest rates rise.


The Global Fixed Income Portfolio may invest up to 25% of its net assets and the Intermediate Fixed Income Portfolio may invest up to 15% of its net assets in securities purchased on a "when-issued" or "delayed delivery" basis. The Large Cap Growth and Small Cap Equity Portfolios do not currently intend to have commitments to purchase when-issued securities in excess of 5% of their net assets.


Certain Portfolios may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Portfolio is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. government securities or other "high-grade" debt obligations) of the Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

LENDING OF SECURITIES

Subject to the applicable Investment Restrictions contained herein (see "Investment Restrictions"), certain Portfolios may lend their securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its securities, a Portfolio will be attempting to generate income through the receipt of interest on the loan which, in turn, can be invested in additional securities to pursue the Portfolio's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d)) the Portfolio receive reasonable interest on the loan, which interest may include the Portfolio's investing cash collateral in interest bearing short-term investments, and (e) the Portfolio receive all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.


A Portfolio bears a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.




The market value of securities loaned by the Global Fixed Income Portfolio may not exceed 20% of the value of the Portfolio's total assets, with a 10% limit for any single borrower. Each Sub- Adviser, under the supervision of the Board of Directors of the Fund, monitors the creditworthiness of the parties to whom each Portfolio makes securities loans.

EMERGENCY BORROWING. Certain Portfolios will be permitted to borrow money up to one-third of the value of the Portfolio's total assets taken at current value but only from banks as a temporary measure for extraordinary or emergency purposes. Beyond 5% of a Portfolio's total assets (at current value), this borrowing may not be used for investment leverage to purchase securities.

TEMPORARY DEFENSIVE INVESTMENTS. Each Portfolio may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements. To the extent a Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective.

PORTFOLIO DIVERSIFICATION AND CONCENTRATION. The Global Fixed Income Portfolio is non- diversified which means that it may invest more than 5% of its total assets in the securities of a single issuer. Investing a significant amount of the Portfolio's assets in the securities of a small number of foreign issuers will cause the Portfolio's net asset value to be more sensitive to events affecting those issuers. The Portfolio will not concentrate (invest 25% or more of its total assets) in the securities of issuers in any one industry. For purposes of this limitation, the staff of the Securities and Exchange Commission considers (a) all supranational organizations as a group to be a single industry and (b) each foreign government and its political subdivisions to be a single industry.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. Certain Portfolios are permitted to invest in shares of other investment companies. A Portfolio may invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. Because certain emerging markets are closed to investment by foreigners, a Portfolio may invest in issuers in those markets primarily through specifically authorized investment funds. In addition, a Portfolio may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDERS") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Another example is World Equity Benchmark Series ("WEBS") which are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

The Growth & Income Portfolio may invest in shares of closed-end investment companies if bought in primary or secondary offerings with a fee or commission no greater than the customary broker's commission. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value.

REITS. Certain of the Portfolios may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Code.

SHORT SALES. Certain Portfolios may engage in short sales and short sales against the box. In a short sale, a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a Portfolio either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the Portfolio delivers the security (or an identical security) to cover the short position. The Portfolio receives the net proceeds from the short sale. When a Portfolio enters into a short sale other than against the box, the Portfolio must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account with the Fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a Portfolio's net assets.

STRATEGIC TRANSACTIONS OR DERIVATIVES

Certain Portfolios may, but are not required to, utilize various other investment strategies as described below to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed-income or equity market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolios may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing its investment objective, a Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars; and, to the extent a Portfolio invests in foreign securities, enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Strategic Transactions" and are also referred to as "Derivatives"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities market, interest rate or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although a Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes. (Transactions such as writing covered call options are considered to involve hedging for purposes of this limitation.) In calculating each Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if a Sub-Adviser believes that a Portfolio is underweighted in cyclical stocks and overweighted in consumer stocks, the Portfolio may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. A Portfolio's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

RISK OF STRATEGIC TRANSACTIONS

The use of Strategic Transactions has associated risks including possible default by the other party to the transaction, illiquidity and, to the extent a Sub-Adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio's incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase a Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have not markets. As a result, in certain markets, a Portfolio may not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, each Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of each Portfolio's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. Certain Portfolios may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Certain Portfolios are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amounts, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each Portfolio's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Directors. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The Portfolios expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Sub-Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other NRSRO or which issue debt that is determined to be of equivalent credit quality by the Sub-Adviser.

If a Portfolio sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Portfolio's income. The sale (writing) of put options can also provide income.

A Portfolio may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., the Portfolio must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, a Portfolio may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position. Even though a Portfolio will receive the option premium to help offset any loss, the Portfolio may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a Portfolio also exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a price above the market price.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

Certain Portfolios may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, certain

Portfolios may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities in its portfolio.

GENERAL CHARACTERISTICS OF FUTURES

Certain Portfolios may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a Portfolio are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges. The sale of futures contracts creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Portfolio, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

Each Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a Portfolio may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).

Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purpose of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

CURRENCY TRANSACTIONS

Portfolios may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Sub-Adviser.

A Portfolio's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Certain Portfolios may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold a French government bond and the Sub-Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Sub-Adviser to declines in the value of the German mark relative to the U.S. dollar.

To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, certain Portfolios may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if the Sub-Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), and a portfolio contains securities denominated in schillings and the Sub-Adviser believes that the value of schillings will decline against the U.S. dollar, the Sub-Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

RISK OF CURRENCY TRANSACTIONS

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency of funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out options on such positions is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

Certain Portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions") instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Sub- Adviser, it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Sub-Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

Among the Strategic Transactions into which certain Portfolios may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, a Portfolio will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes. A Portfolio will not sell interest rate caps, floors or collars where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the Sub- Adviser. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floor and collars are considered illiquid for purposes of each Portfolio's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Directors of the Fund will delegate to the Sub-Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Directors of the Fund will, however, retain oversight focusing on factors such as valuation, liquidity and availability of informationand it is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each Portfolio's limitation on investing in illiquid securities.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

USE OF SEGREGATED ACCOUNTS

A Portfolio will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A Portfolio will cover Strategic Transactions as required by interpretive positions of the staff of the SEC. A Portfolio will not enter into Strategic Transactions that expose the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A Portfolio may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with the Fund's custodian bank in the amount prescribed. In that case, the Fund's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Portfolio's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

               ADDITIONAL INFORMATION CONCERNING INVESTMENT RISKS

FOREIGN SECURITIES

Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions may be higher and spreads may be greater on transactions in foreign securities than those for similar transactions in domestic markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.




INVESTING IN EMERGING MARKETS


Certain Portfolios may invest in securities of issuers in emerging markets, including issuers in Asia, Eastern Europe, Latin and South America, the Mediterranean, Russia and Africa. Certain Portfolios may also invest in currencies of such countries and may engage in Strategic Transactions in the markets of such countries. Investments in securities of issuers in emerging markets may involve a high degree of risk and many may be considered speculative. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments and the availability to the Portfolio of additional investments in such emerging markets. The small size of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make a Portfolio's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

CURRENCY RISKS

The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Portfolio's assets quoted in those currencies. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some countries in emerging markets also may have managed currencies, which do not float freely against the U.S. dollar and may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which a Portfolio's securities are denominated may have a detrimental impact on the Portfolio's net asset value. A Portfolio may utilize various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, currency swaps and options and cross currency options on currencies or currency futures.

DEBT SECURITIES

Investments in debt securities are subject to certain risks including interest rate risk, default risk and call and extension risk.

INTEREST RATE RISK. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline.

The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

DEFAULT RISK/CREDIT RISK. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a Portfolio to sustain losses on such investments. A default could impact both interest and principal payments.

CALL RISK AND EXTENSION RISK. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a Portfolio will suffer from the inability to invest in higher yield securities.

RISK FACTORS APPLICABLE TO HIGH-YIELD/HIGH-RISK DEBT SECURITIES

Certain Portfolios may invest in high-yield/high-risk debt securities. Lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary.

During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a negative impact on the market for high-yield/high- risk bonds.

Credit quality of high-yield/high risk securities (so-called "junk bonds") can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield/high-risk security. For these reasons, it is the Portfolios' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with each Sub-Adviser's own independent and ongoing review of credit quality.

COVERED CALL OPTIONS

Certain Portfolios may engage in covered call options as described herein. Up to 25% of the Balanced Portfolio's total assets may be subject to covered call options. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out a Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written.

Upon the termination of a Portfolio's obligation under a covered call option other than through exercise of the option, the Portfolio will realize a short-term capital gain or loss. Any gain realized by a Portfolio from the exercise of an option will be short- or long-term depending on the period for which the stock was held. The writing of covered call options creates a straddle that is potentially subject to the straddle rules, which may override some of the foregoing rules and result in a deferral of some losses for tax purposes.


                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

Each Portfolio has adopted certain investment restrictions which are fundamental and may not be changed without approval by a majority vote of the Portfolio's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio. If any percentage restriction described below is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction.

BALANCED PORTFOLIO

The Balanced Portfolio may not:

1. Purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

     2. Engage in the purchase or sale of real estate, commodities or futures contracts;

     3.   Underwrite the securities of other issuers;

     4. Make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof;

     5. Make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

     6 Invest in companies for the purpose of exercising control of management;

     7. Purchase securities on margin, or sell securities short, except that the Portfolio may write covered call options;

     8. Purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

     9. Invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

     10. Except for transactions in its shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest;

     11. Purchase or retain securities of any company in which any Fund officers or directors, or Portfolio manager, its partner, officer or director beneficially owns more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of such company's securities, own in the aggregate more than 5% of the outstanding securities of such company;

     12. Borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Portfolio shall have asset coverage of at least 3 to 1;

     13.  Make itself or its assets liable for the indebtedness of others;

     14. Invest in securities which are assessable or involve unlimited liability; or

     15. Purchase any securities which would cause 25% or more of the Portfolio's total assets at the time of such purchase to be invested in any one industry.

GLOBAL FIXED INCOME PORTFOLIO

The Global Fixed Income Portfolio may not:

     1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

     2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933.

     3. Purchase real estate or real estate mortgage loans, although the Portfolio may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

     4. Purchase securities on margin (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

     5. Purchase or sell commodities or commodity contracts except that the Portfolio may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

     6. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

     7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio may (a) borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets to secure such borrowings, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

     8. Lend portfolio securities, except that the Portfolio may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower), except that the Portfolio may enter into repurchase agreements with respect to 25% of the value of its net assets.

GROWTH & INCOME PORTFOLIO

The Growth & Income Portfolio may not:

     1. Sell short securities or buy securities or evidences of interests therein on margin, although it may obtain short-term credit necessary for the clearance of purchases of securities;

     2. Buy or sell put or call options, although it may buy, hold or sell rights or warrants, write covered call options and enter into closing purchase transactions as discussed below;

     3. Borrow money which is in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes (borrowings beyond

         5% of such total assets, may not be used for investment leverage to purchase securities but solely to meet redemption requests where the liquidation of the Portfolio's investment is deemed to be inconvenient or disadvantageous);

     4. Invest in securities or other assets not readily marketable at the time of purchase or subject to legal or contractual restrictions on resale except as described in the Prospectus and SAI;

     5. Act as underwriter of securities issued by others, unless it is deemed to be one in selling a portfolio security requiring registration under the Securities Act of 1933, such as those described in the Prospectus and SAI;

     6. Lend money or securities to any person except that it may enter into short-term repurchase agreements with sellers of securities it has purchased, and it may lend its portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as it complies with regulatory requirements and the Fund deems such loans not to expose the Portfolio to significant risk (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 5% of the Portfolio's assets);

     7. Pledge, mortgage or hypothecate its assets; however, this provision does not apply to permitted borrowing mentioned above or to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options;

     8. Buy or sell real estate including limited partnership interests therein (except securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests;

     9. Invest more than 5% of its gross assets, taken at market value at the time of investment, in companies (including their predecessors) with less than three years' continuous operation;

     10. Buy securities if the purchase would then cause the Portfolio to have more than (i) 5% of its gross assets, at market value at the time of purchase, invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) 25% of its gross assets, at market value at the time of purchase, invested in securities issued or guaranteed by a foreign government, its agencies or instrumentalities;

     11. Buy voting securities if the purchase would then cause the Portfolio to own more than 10% of the outstanding voting stock of any one issuer;

     12. Own securities in a company when any of its officers, directors or security holders is an officer or director of the Fund or an officer, director or partner of the Adviser or Sub-Adviser, if after the purchase any of such persons owns beneficially more than 1/2 of 1% of such securities and such persons together own more than 5% of such securities;

     13. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its gross assets (at market value at the time of investment) may be invested in any one industry classification used for investment purposes; or

     14. Buy securities from or sell them to the Fund's officers, directors, or employees, or to the Adviser or Sub-Adviser or to their partners, directors and employees.

INTERMEDIATE FIXED INCOME PORTFOLIO

The Intermediate Fixed Income Portfolio may not:

     1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

     2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Portfolio may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

     3. Lend portfolio securities except that the Portfolio (i) may lend portfolio securities in accordance with the Portfolio's investment policies up to 33-1/3% of the Portfolio's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and except that the Portfolio may enter into repurchase agreements with respect to 5% of the value of its net assets.

     4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities, including mortgage pass-through securities (GNMAs).

     5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933.

     6. Purchase real estate or real estate mortgage loans, although the Portfolio may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

     7. Purchase securities on margin (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

     8. Purchase or sell commodities or commodity contracts except that the Portfolio may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.



LARGE CAP VALUE PORTFOLIO

The Large Cap Value Portfolio may not:

     1. Purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

     2.   Engage in the purchase or sale of real estate or commodities;

     3.   Underwrite the securities of other issuers;

     4. Make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof;

     5. Make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

     6. Invest in companies for the purpose of exercising control of management;

     7.   Purchase securities on margin, or sell securities short;

     8. Purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

     9. Invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

     10. Except for transactions in its shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest;

     11. Borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Portfolio shall have asset coverage of at least 3 to 1;

     12.  Make itself or its assets liable for the indebtedness of others; or

     13. Invest in securities which are assessable or involve unlimited liability.

SMALL CAP EQUITY AND LARGE CAP GROWTH PORTFOLIOS

Each of the Small Cap Equity and Large Cap Growth Portfolios may not:

     1. With respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities;

     2. Acquire more than 10% taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

     3. Act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

     4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity Contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     5. Make loans, although it may (a) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly-distributed or privately-placed debt securities;

     6. Borrow except that it may (a) borrow for non-leveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions; it may borrow from banks and other persons to the extent permitted by law;

     7. Invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

     8. Issue any senior security except to the extent permitted under the 1940 Act.

MID CAP EQUITY PORTFOLIO

The Mid Cap Equity Portfolio may not:


     1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. government securities.

     2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933.

     3.   Purchase real estate or real estate mortgage loans.

     4. Purchase securities on margin (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

     5. Purchase or sell commodities or commodity contracts (except futures contracts and options on such futures contracts and foreign currency exchange transactions).

     6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

     7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

     8. Make loans of portfolio securities, except that the Portfolio may enter into repurchase agreements and except that the Portfolio may enter into repurchase agreements with respect to 10% of the value of its net assets.

MONEY MARKET PORTFOLIO

The Money Market Portfolio may not:

     1. Invest more than 10% of the value of the total assets of the Portfolio in securities that are not readily marketable, such as repurchase agreements having a maturity of more than seven days and securities which are secured by interests in real estate. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies, or instrumentalities;

          In determining the liquidity of Rule 144A Securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities, the Sub-Adviser, under guidelines established by the Board of Directors of the Fund, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security, and the nature of marketplace trades.

          In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, as amended, the Sub-Adviser, under guidelines established by the Board of Directors of the Fund, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the commercial paper.

     2. Invest more than 5% of the value of the total assets of the Portfolio in equity securities that are not readily marketable;

     3. Invest in real estate, although it may buy securities of companies which deal in real estate and securities which are secured by interests in real estate, including interests in real estate investment trusts;

     4. Invest in commodities or commodity contracts, except to the extent provided in Item 14 below;

     5. Purchase securities of other investment companies if, as a result, the Portfolio would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Portfolio's assets would be invested in any one investment company, or more than 10% of the Portfolio's assets would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and so long as immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities;

     6. Make loans, except by the purchase of debt obligations customarily distributed privately to institutional investors, and except that the Portfolio may buy repurchase agreements;

     7. As to 75% of the value of the total assets of the Portfolio, invest more than 5% of the value of such assets in securities of any one issuer, except that this restriction shall not apply to securities issued or guaranteed by the United States government, its agencies, or instrumentalities;

     8. As to 75% of the value of the total assets of the Portfolio, invest in more than 10% of the outstanding voting securities of any one issuer;

     9. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933, as amended;

     10. Borrow money, except that the Portfolio may enter into reverse repurchase agreements with banks and except that, as a temporary measure for extraordinary or emergency purposes (such as to permit the Portfolio to honor redemption requests without being required to dispose of investments in an inopportune or untimely manner) and not for investment purposes, any Portfolio may borrow from banks up to 5% of its assets taken at cost, provided in each case that the total borrowings have an asset coverage, based on value, of at least 300%;

     11. Issue securities senior to its common stock except to the extent set out in paragraph 10 above;

     12.  Sell securities short, or maintain a short position;

     13. Buy securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     14.  Invest in or write puts, call, straddles, or spreads; nor

     15. Invest in companies for the purpose of exercising control of management.

NON-FUNDAMENTAL RESTRICTIONS

     In addition to the foregoing, and the policies set forth in the Prospectus, certain Portfolios have adopted additional investment restrictions which may be amended by the Board of Directors without a vote of shareholders. If any percentage restriction described below is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction.

GLOBAL FIXED INCOME PORTFOLIO

The Global Fixed Income Portfolio may not:

     1. Invest in the securities of an issuer for the purpose of exercising control or management but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     2. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

     3.  Invest more than 25% of its net assets in repurchase agreements.

     4. Purchase additional securities if the Portfolio's borrowings exceed 5% of its net assets.

         Purchases of securities of other investment companies permitted under the restrictions above could cause the Portfolio to pay additional management and sub-advisory fees and distribution fees.

INTERMEDIATE FIXED INCOME PORTFOLIO

The Intermediate Fixed Income Portfolio may not:

     1. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     2. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

     3.  Invest more than 15% of its net assets in illiquid securities.

     4.  Invest more than 5% of its net assets in repurchase agreements.

     5. Purchase additional securities if the Portfolio's bank borrowings exceed 5% of its net assets.



SMALL CAP EQUITY AND LARGE CAP GROWTH PORTFOLIOS

Each of the Small Cap Equity and Large Cap Growth Portfolios may not:

     1. Invest in any of the following: (i) interests in oil, gas or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

     2. Invest in companies for the purpose of exercising control or management;

     3. Purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

     4. Purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, or directors of the Fund or of its Adviser, who each own beneficially more than 1/2 of 1% of the securities of that issuer;

     5. Mortgage, pledge, or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures, and options on futures;

     6. Invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

     7. Write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

     8. Invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

     9. Buy or sell an option on a security, a futures contract, or an option on a futures contract unless the option, the futures contract, or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

     10. Purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     11. Purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or
          (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

     12. Invest more than 5% of its total assets (taken at market value at the time of a particular investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers");

     13. Invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

     14. Invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities and securities of unseasoned issuers; or

     15. Invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

MID CAP EQUITY PORTFOLIO

The Mid Cap Equity Portfolio may not:

     1. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     2. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

     3. Invest more than 15% of its net assets in securities which are illiquid.


     4. Purchase additional securities if the Portfolio's borrowings exceed 5% of its net assets.

DIRECTORS AND OFFICERS OF THE FUND


The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors and executive officers of the Fund and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The age of each Director and Officer is indicated in parenthesis.





------------------------------------------------------------------------------------------------------------------------------
                                                                                            Number of
                                                                                          Portfolios in          Other
                                       Term of Office              Principal              Fund Complex       Directorships
   Name, Age and      Positions(s)      and Length of            Occupation(s)             Overseen by          Held By
    Address(1)       Held with Fund      Time Served          During Past 5 Years           Director            Director
------------------------------------------------------------------------------------------------------------------------------
                                                  NON-INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
John A. MacDonald    Director         Indefinite;        Chief Investment Officer,      Seventeen          None
(55)                                  since January      Hall Family Foundation.
                                      2004
------------------------------------------------------------------------------------------------------------------------------
James R. Seward      Director         Indefinite;Six     Financial Consultant, Seward   Seventeen          Director,
(51)                                  years of service   & Company, LLC. (financial                        Syntroleum Corp.,
                                      as a Director      consulting company)                               LabOne, Inc.,
                                                                                                           Response
                                                                                                           Oncology, Inc.
                                                                                                           and Concordia
                                                                                                           Career Colleges.
------------------------------------------------------------------------------------------------------------------------------
H. David Rybolt      Director         Indefinite; Six    Consultant, HDR Associates     Seventeen          None
(60)                                  years of service   (management consulting)
                                      as a Director
------------------------------------------------------------------------------------------------------------------------------

                                                    OFFICERS OF THE FUND
------------------------------------------------------------------------------------------------------------------------------
                                       Term of Office                                 Principal
   Name, Age and       Positions(s)     and Length of                               Occupation(s)
      Address        Held with Fund      Time Served                             During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------
Jennifer Lammers     President and    One year term;     Managing Director, Voyageur Asset Management (2000 to present);
 (43)                Chief            served since       Mutual Fund Services Director, Voyageur Asset Management (2003 to
60 South Sixth       Executive        July 2003          present); Chief Financial Officer, Great Hall Investment Funds,
Street               Officer                             Inc. (2001-2003); Compliance Officer, Great Hall Investment Funds,
Minneapolis, MN                                          Inc. (2000-2001); Director of Finance, Voyageur Asset Management
55402                                                    (2000-2003); Vice President and Manager, Financial Reporting, RBC
                                                         Dain Rauscher (1998-2000); President and Chief Executive Officer;
                                                         Tamarack Funds Trust (2204).
------------------------------------------------------------------------------------------------------------------------------

Martin A. Cramer     Vice President   One year term      Legal and Regulatory Affairs Vice President, Chief Compliance Officer
(54)                 and Chief        and six years of   and Secretary, Jones & Babson, Inc. (mutual fund management company);
60 South Sixth       Compliance       service            Vice President, Assistant Secretary, Chief Compliance Officer and AML
Street               Officer                             Compliance Officer, Tamarack Funds Trust; and formerly, Vice President,
Minneapolis, MN                                          Chief Compliance Officer and Secretary, Buffalo Fund Complex and
55402                                                    Secretary, Gold Bank Funds(2).
------------------------------------------------------------------------------------------------------------------------------

Laura Moret          Secretary,       One year term;     Vice President and Senior Associate Counsel, RBC Dain Rauscher (2002
(50)                 Chief Legal      served since       to present); Vice President and Group Counsel, American Express
60 South Sixth       Officer          July 2003          Financial Advisors (1995-2002); Secretary and Chief Legal Officer,
Street                                                   Tamarack Funds Trust.
Minneapolis, MN
55402
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Christopher Tomas    Vice             One year term;     Vice President and Finance Manager, RBC Dain Rauscher (2001 to
(34)                 President,       served since       present); Senior Financial Analyst, RBC Dain Rauscher (1999-2001);
60 South Sixth       Treasurer,       July 2003          Financial Analyst, RBC Dain Rauscher (1997-1999); Treasurer, Chief
Street               Principal                           Financial Officer and Principal Accounting Officer, Tamarack Funds
Minneapolis, MN      Financial                           Trust.
55402                Officer and
                     Principal
                     Accounting
                     Officer
------------------------------------------------------------------------------------------------------------------------------

1 THE ADDRESS OF EACH DIRECTOR IS 100 SOUTH FIFTH STREET, SUITE 2300, MINNEAPOLIS, MINNESOTA 55402.

2 THE BUFFALO FUND COMPLEX CONSISTS OF BUFFALO BALANCED FUND, INC., BUFFALO LARGE CAP FUND, INC., BUFFALO HIGH YIELD FUND, INC., BUFFALO SMALL CAP FUND, INC., BUFFALO USA GLOBAL FUND, INC. AND THE BUFFALO FUNDS, WHICH IS A SERIES FUND CONSISTING OF BUFFALO SCIENCE & TECHNOLOGY FUND AND BUFFALO MID CAP FUND.
     GOLD BANK FUNDS IS A SERIES FUND CONSISTING OF GOLD BANK EQUITY AND GOLD BANK MONEY MARKET FUND.

AUDIT COMMITTEE


The Fund has an Audit Committee that assists the Fund's Board in fulfilling its duties relating to the Fund's accounting and financial reporting practices, and also serves as a direct line of communication between the Board and the independent accountants. The Audit Committee of the Board is composed of its Independent Directors. The Audit Committee held 3 meetings during the Fund's most recent fiscal year. The Independent Directors have no financial interest in, nor are they affiliated with either Investors Mark Advisor, LLC, the adviser of the Fund, or any sub-adviser. The specific functions of the Audit Committee include recommending the engagement or retention of the independent accountants, reviewing with the independent accountants the plan and results of the auditing engagement, approving professional services provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.



                               COMPENSATION TABLE

COMPENSATION OF MANAGEMENT


The table below describes the compensation paid by the Fund during the past fiscal year to each of the Directors who is not an interested person of the Fund. None of the officers and no Director who is an interested person of the Fund received compensation from the Fund during the past fiscal year.


COMPENSATION OF DIRECTORS. Currently, the Fund does not directly compensate any interested Director or officer for their normal duties and services. The Independent Directors' fees, including travel and other expenses related to the Board meetings, are paid by the Fund.

Each Independent Director receives an annual retainer for serving as a Director in the amount of $3,000. The Independent Directors also receive $1,000 for each Board meeting attended. During the last fiscal year, the Board held four meetings. No Director attended less than 75% of the applicable meetings, including committee meetings. The following chart sets forth each Director's annual compensation:

--------------------------   -----------------------------------   ---------------------------   ----------------------------------
--------------------------   -----------------------------------   ---------------------------   ----------------------------------
                                 Compensation for Serving             Pension or Retirement           Total Compensation From
    Name of Director                  on the Board                       Benefits Accrued                the Fund Complex
--------------------------   -----------------------------------   ---------------------------   ----------------------------------
--------------------------   -----------------------------------   ---------------------------   ----------------------------------
Norse N. Blazzard*#                         NA                                 NA                                NA
--------------------------   -----------------------------------   ---------------------------   ----------------------------------
--------------------------   -----------------------------------   ---------------------------   ----------------------------------

William H. Russell#                       $11,125                              NA                              $11,125


--------------------------   -----------------------------------   ---------------------------   ----------------------------------
--------------------------   -----------------------------------   ---------------------------   ----------------------------------

H. David Rybolt                           $11,125                              NA                             $11,125
--------------------------   -----------------------------------   ---------------------------   ----------------------------------
--------------------------   -----------------------------------   ---------------------------   ----------------------------------
T. Geron Bell#                            $3,000                               NA                             $3,000
--------------------------   -----------------------------------   ---------------------------   ----------------------------------
--------------------------   -----------------------------------   ---------------------------   ----------------------------------
Sandra J. Hale#                           $4,000                               NA                             $4,000
--------------------------   -----------------------------------   ---------------------------   ----------------------------------
--------------------------   -----------------------------------   ---------------------------   ----------------------------------
Jay H. Wein#                              $4,000                               NA                             $4,000
--------------------------   -----------------------------------   ---------------------------   ----------------------------------
--------------------------   -----------------------------------   ---------------------------   ----------------------------------
Ronald James#                             $4,000                               NA                             $4,000
--------------------------   -----------------------------------   ---------------------------   ----------------------------------
--------------------------   -----------------------------------   ---------------------------   ----------------------------------
James R. Seward                           $11,125                              NA                             $11,125
--------------------------   -----------------------------------   ---------------------------   ----------------------------------
--------------------------   -----------------------------------   ---------------------------   ----------------------------------
John A. MacDonald                          NA**                                NA                              NA**
--------------------------   -----------------------------------   ---------------------------   ----------------------------------
--------------------------   -----------------------------------   ---------------------------   ----------------------------------



* As an "interested" Director, Mr. Blazzard received no compensation for his services as Director.

**   Mr. MacDonald was elected to the board on January 29, 2004

#    These Directors resigned on January 29, 2004.


                                   THE ADVISER

The Fund and Investors Mark Advisor, LLC (the "Adviser") have entered into a new Investment Advisory Agreement dated May 1, 2003 (the "New Investment Advisory Agreement"), pursuant to which the Adviser is obligated, among other things, to formulate a continuing program for the investment of the assets of each Portfolio of the Fund. The fees to be paid under the New Investment Advisory Agreement are set forth in the Prospectus. The Adviser has agreed to assume certain operating expenses of the Portfolios as described in the Prospectus.

Under the New Investment Advisory Agreement, the Adviser (i) provides for use by the Fund, at the Adviser's expense, office space and all necessary office facilities, equipment and personnel for servicing the investments of each Portfolio, (ii) pays the salaries and fees of all officers and directors of the Fund who are "interested persons" of the Adviser as such term is defined in the 1940 Act, and (iii) pays for all clerical services relating to research, statistical and investment work.


Under the New Investment Advisory Agreement, each Portfolio pays all its expenses and the Portfolio's allocable share of the Fund's expenses, other than those expressly stated to be payable by the Adviser, which expenses payable by a Portfolio include, without limitation, interest charges, taxes, brokerage commissions and similar expenses, distribution and shareholder servicing expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, expenses of printing and distributing prospectuses to existing shareholders, charges of custodians (including sums as custodian and for keeping books and similar services of the Portfolios), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to record-keeping and shareholder relations, printing of share certificates and fees for directors who are not "interested persons" of the Adviser.


The New Investment Advisory Agreement provides that the Adviser may delegate any or all of its rights, duties and obligations under the Agreement to one or more sub-advisers.

The New Investment Advisory Agreement provides that the Adviser will not be liable for any loss suffered by the Fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

The New Investment Advisory Agreement may be terminated without penalty by vote of the Directors, as to any Portfolio by the shareholders of that Portfolio, or by Adviser on 60 days written notice. The New Investment Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the New Investment Advisory Agreement may be materially amended only by a vote of the shareholders of the affected Portfolio(s), and provides that it will continue in effect from year to year, after its initial two-year term, only so long as such continuance is approved at least annually with respect to each Portfolio by vote of either the Directors or the shareholders of the Portfolio, and, in either case, by a majority of the Directors who are not "interested persons" of the Adviser. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

In evaluating the terms of the New Investment Advisory Agreement, the Board of Directors considered, among other things, the possible effects of the purchase of J&B by RBC Dain upon the Fund and the Adviser and upon the ability of the Adviser to provide an appropriate range of management and administrative services, the performance record of the Adviser, and the anticipated relationship between the Adviser and RBC Dain. The Board evaluated the financial strength and resources of RBC Dain and its experience in the mutual fund business. The Board also took into account the management, personnel and operations of RBC Dain, the commitment of RBC Dain to the financial services industry, and the proposed structure of the purchase of J&B by RBC Dain.

The Board considered that the Expense Limitation Agreement provides that no increase in fees and expenses from the current levels can occur for at least two years. The Board considered that the New Investment Advisory Agreement, related Administrative Services Agreement and Expense Limitation Agreement contain economic terms and conditions no less favorable than those that have been in place and provide for services of the same nature and quality as those that have been in place. The Board discussed the nature of the proposed contractual expense limitation arrangements and the manner in which the arrangements could be continued, modified or terminated.


The New Investment Advisory Agreement was approved by the Board of Directors of the Fund on May 30, 2002. Shareholders of each Portfolio of the Fund approved the New

Investment Advisory Agreement for their Portfolios at a Special Meeting of Shareholders held on March 28, 2003. The old Investment Advisory Agreement, which had been continued by the Fund's Board on October 22, 2002, terminated automatically on May 1, 2003, the date on which Jones & Babson was purchased by RBC Dain.


COMPENSATION

The Adviser receives a fee from the Fund for its services as investment adviser as described in the Prospectus.

The Adviser calculates the fee each day that the New York Stock Exchange is open for business based on the net asset value determined for that day. The fee accrues daily and is paid monthly. The Adviser received the following fees from each Portfolio during the periods shown.


                                 Fiscal Year       Fiscal Year      Fiscal Year
Name of Portfolio                Ended 2003        Ended 2002       Ended 2001
--------------------------------------------------------------------------------

Intermediate Fixed Income        $33,338           $32,096          $22,347
Mid Cap Equity                   $28,928           $28,363          $27,988
Money Market                     $11,656           $11,442          $ 8,232
Global Fixed Income              $53,913           $50,518          $47,748
Small Cap Equity                 $32,371           $31,703          $36,200
Large Cap Growth                 $29,871           $31,016          $40,058
Large Cap Value                  $26,572           $27,806          $27,775
Growth & Income                  $49,344           $46,861          $45,021
Balanced                         $31,950           $28,857          $27,963


CODE OF ETHICS

To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Fund, the Adviser and the Sub-Advisers have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These Codes comply, in all material respects, with the recommendations of the Investment Company Institute. Employees subject to the Codes of Ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Fund.


PROXY VOTING POLICIES

The Fund has adopted Proxy Voting Policies that delegate the responsibility for voting proxies to Wells Fargo Bank, N.A., the Fund's Custodian, in accordance with its proxy voting guidelines, subject to oversight by the Fund's Board of Directors. The Proxy Voting Policies of the Fund and Wells Fargo Bank, N.A. are attached as Exhibit B.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-272-2715; and (ii) on the SEC's website at http:www.sec.gov.


                                  SUB-ADVISERS

Each of the Sub-Advisers described in the Prospectus serves as Sub-Adviser to one or more Portfolios of the Fund pursuant to separate written agreements dated May 1, 2003 (the "New Sub-Advisory Agreements"). Certain of the services provided by, and the fees paid to, the Sub-Advisers are described in the Prospectus under "Management of the Fund - Sub-Advisers."

Subject to the supervision of the Adviser and the Board of Directors of the Fund, each of the Sub-Advisers invests and reinvests the Portfolios' assets consistent with each Portfolio's respective investment objectives and policies pursuant to the terms of the New Sub-Advisory Agreements. Each New Sub-Advisory Agreement continues in effect for each Portfolio from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Directors of the Fund and by the shareholders of each Portfolio or the Board of Directors. Each New Sub-Advisory Agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment or upon the termination of the New Investment Advisory Agreement. Additional Portfolios may be subject to a different agreement.

The old Sub-Advisory Agreements ("Old Sub-Advisory Agreements") terminated automatically on May 1, 2003, the date on which Jones & Babson, Inc. was purchased by RBC Dain. Each of the New Sub-Advisory Agreements is identical in all material respects to the Old Sub-Advisory Agreements including the fees payable to the sub-advisers, pursuant to the terms of the Old Sub-Advisory Agreements.

The Fund's Board continued the Old Sub-Advisory Agreements with David L. Babson & Company Inc. ("Babson"), Lord, Abbett & Co. LLC ("Lord Abbett") and Kornitzer Capital Management, Inc. ("Kornitzer") for the Large Cap Value Portfolio, the Growth & Income Portfolio and the Balanced Portfolio, respectively, on October 22, 2002. The Fund's Board approved the Old Sub-Advisory Agreement with Standish Mellon Asset Management Company LLC ("Standish") for the Intermediate Fixed Income, Mid Cap Equity and Money Market Portfolios on July 24, 2001. The Fund's Board approved the Old Sub-Advisory Agreement with Standish for the Global Fixed Income Portfolio on January 29, 2002. The Fund's Board approved the Old Sub-Advisory Agreement with Stein Roe & Farnham Incorporated ("Stein Roe") for the Large Cap Growth and Small Cap Equity Portfolios on July 24, 2001. As described further in the Prospectus, on April 1, 2003, Stein Roe merged with and into Columbia Management Advisors, Inc., which is now the Sub-Adviser for the Large Cap Growth and Small Cap Equity Portfolios.

The Old Sub-Advisory Agreements with Babson, Lord Abbett and Kornitzer were last approved by the Fund's shareholders by consent of the sole shareholder on November 6,

1997, when the Fund commenced operations. The Old Sub-Advisory Agreements with Standish and with Stein Roe were last approved by shareholders on October 12, 2001 in connection with a change in control of the ownership of each Sub-Adviser. The New Sub-Advisory Agreements were approved by the Board of Directors on May 30, 2002 and were approved by shareholders of each Portfolio of the Fund at a Special Meeting of Shareholders held on March 28, 2003.

COMPENSATION

The Adviser pays the Sub-Advisers fees for their services, as described in the Prospectus, out of the compensation the Adviser receives from each Portfolio.

   The Sub-Advisers calculate the fee each day that the New York Stock Exchange is open for business based on the net asset value determined for that day. The fee accrues daily and is paid monthly. The Sub-Advisers received the following fees from the Adviser during the periods shown:


                                  Fiscal Year      Fiscal Year      Fiscal Year
Name of Portfolio                 Ended 2003       Ended 2002       Ended 2001
--------------------------------------------------------------------------------

Intermediate Fixed Income         $ 1,869          $10,699          $ 7,456
Mid Cap Equity                    $ 2,491          $12,409          $12,231
Money Market                      $   620          $ 4,303          $ 3,089
Global Fixed Income               $ 4,267          $23,575          $22,264
Small Cap Equity                  $18,741          $18,354          $20,857
Large Cap Growth                  $16,803          $17,447          $22,576
Large Cap Value                   $14,947          $15,641          $15,566
Growth & Income                   $27,756          $26,360          $25,188
Balanced                          $15,975          $14,429          $13,918



                                 THE DISTRIBUTOR

Tamarack Distributors, Inc. (the "Distributor") and the Fund are parties to a distribution agreement (the "Distribution Agreement") pursuant to which the Distributor serves as principal underwriter for the Fund. The Distributor receives no compensation for serving in such capacity.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Directors who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

                             OTHER SERVICE PROVIDERS

THE TRANSFER AGENT

Boston Financial Data Services, Inc, located at The Poindexter Building, 330 West 9th Street, Kansas City, Missouri 64105 ("BFDS"), serves as the transfer agent for the Fund.

From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, delivering, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or the beneficial owners may reasonably request.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut, serves as counsel to the Fund. Deloitte & Touche LLP ("Deloitte"),180 N. Stetson Ave., Chicago, Illinois serves as the independent accountants of the Fund.

CUSTODIAN

Wells Fargo Bank, N.A., Wells Fargo Center, Sixth and Marquette Avenue, Minneapolis, Minnesota 55479, acts as custodian of the Trust's assets. Wells Fargo Bank, N.A. serves as Foreign Custody Manager for The Global Fixed Income Portfolio of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

FUND ACCOUNTING AGENT

BISYS Fund Services, LP provides fund accounting services to the Funds pursuant to a Fund Accounting Agreement.


                             PERFORMANCE INFORMATION

From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

Total returns quoted for a Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Contract. Accordingly, the prospectus of the sponsoring life insurance company Separate Account should be carefully reviewed for information on relevant charges and expenses.

Excluding these charges and expenses from quotations of a Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.


Each Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Portfolio may use long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.


Each Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

COMPUTATION OF YIELD

MONEY MARKET PORTFOLIO. The Portfolio's yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

OTHER PORTFOLIOS. From time to time, a Portfolio may advertise yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = (2 (a-b/cd + 1)6 - 1) where

a = dividends and interest earned during the period;

b = expenses accrued for the period (net of reimbursement);

c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and

d = the maximum offering price per share on the last day of the period.

CALCULATION OF TOTAL RETURN

From time to time, a Portfolio may advertise total return. The total return of a Portfolio refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. In particular, total return will be calculated according to the following formula:

         P (1 + T )n = ERV,

where

         P = a hypothetical initial payment of $1,000;

         T = average annual total return;

         n = number of years; and

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.


                        PURCHASE AND REDEMPTION OF SHARES

Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through Contracts offered by Separate Accounts of life insurance companies. Please refer to the prospectus of the sponsoring life insurance company Separate Account for instructions on purchasing a Contract and on how to select the Portfolios as investment options for a Contract.

PURCHASES. All investments in the Portfolios are credited to a life insurance company's Separate Account immediately upon acceptance of the investments by the Portfolios. Each life insurance company receives orders from its Contract owners to purchase or redeem shares of each Portfolio on each day that the Portfolio calculates its net asset value (a "Business Day"). That night, all orders received by the life insurance company prior to the close of regular trading on the New York Stock Exchange Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that Business Day are aggregated, and the life insurance company places a net purchase or redemption order for shares of the Portfolios during the morning of the next Business Day. These orders are executed at the net asset value (described below under "Net Asset Value") next computed after receipt of such order by the life insurance company.

The Portfolios reserve the right to reject any specific purchase order. Purchase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of the Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely effect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing Contract owners would be permitted to continue to authorize investments in the Portfolios.

REDEMPTIONS. Shares of a Portfolio may be redeemed on any Business Day. Redemption orders which are received by a life insurance company prior to the close of regular trading on the NYSE on any Business Day and transmitted to the Fund or its specified agent during the morning of the next Business Day will be processed at the next net asset value computed after receipt of such order by the life insurance company. Redemption proceeds will normally be wired to the life insurance company on the Business Day following receipt of the redemption order by the life insurance company, but in no event later than seven days after receipt of such order.

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Fund: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Portfolio are offered on a continuous basis.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of each Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Adviser, the Sub-Adviser(s), the Transfer Agent and/or the Custodian are not open for business.


                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Portfolio is determined daily as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. Eastern time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern time, on the date the value of the foreign security is determined. Portfolio securities that are listed on foreign exchanges may trade on days on which the New York Stock Exchange is closed. As a result, the net asset values of Portfolios holding foreign securities may be significantly affected on days on which shareholders have no access to the Portfolios.

The valuation of the Money Market Portfolio's portfolio securities is based upon their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, the Fund seeks to maintain a constant net asset value of $1.00 per share for the Money Market Portfolio, despite minor shifts in the market value of its portfolio securities. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Portfolio would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Portfolio would be able to obtain a somewhat higher yield if he or she purchased shares of the Money Market Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Money Market Portfolio would receive less investment income. The converse would apply on a day when the use of amortized cost by the Portfolio resulted in a higher aggregate portfolio value.

However, as a result of certain procedures adopted by the Fund, the Fund believes any difference will normally be minimal.

The net asset value of the shares of each of the Portfolios other than the Money Market Portfolio is determined by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the- counter securities not included in the NASDAQ National Market System, at a bid price estimated by a broker or dealer. Debt securities, including zero-coupon securities, and certain foreign securities will be valued by a pricing service. Other foreign securities may be valued by the Fund's Pricing Committee. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Directors.

If any securities held by a Portfolio are restricted as to resale, their fair value is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government Securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated in the Fund's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.


                                      TAXES

The following is only a summary of certain income tax considerations generally affecting a Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local income tax liabilities.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By maintaining its qualifications as a RIC, each Portfolio intends to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Portfolio owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short-and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. If a Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Portfolio's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

SECTION 817 DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the Contracts (that is, the assets of the Portfolios), which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of Federal income tax on a Contract owner with respect to the increase in the value of the Contract. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the Contracts is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury Regulations amplify the diversification standards set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

Each Portfolio will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Portfolio.


                             PORTFOLIO TRANSACTIONS

Transactions on U.S. stock exchanges, commodities markets, futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by Portfolios investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. There may be customary mark-ups on such principal transactions. Accordingly, those Portfolios would not ordinarily pay significant brokerage commissions with respect to securities transactions.

It is currently intended that the Sub-Advisers will place all orders for the purchase and sale of portfolio securities for the Fund and buy and sell securities for the Fund through a substantial number of brokers and dealers. In so doing, the Sub-Advisers will use their best efforts to obtain for the Fund the best price and execution available. In seeking the best price and execution, the Sub- Advisers, having in mind the Fund's best interests, will consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Directors may determine, the Sub-Advisers may also consider sales of Fund shares or VA Contracts and VLI Policies as a factor in the selection of dealers to execute portfolio transactions for the Fund.

A Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where in, the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

Pursuant to the rules of the SEC, a broker-dealer that is an affiliate of the Sub-Adviser or, if it is also a broker-dealer, the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or the Sub-Adviser and if there is in effect a written contract between the Sub-Adviser and the Fund expressly permitting the affiliated broker- dealer or Sub-Adviser to receive and retain such compensation.

SEC rules further require that commissions paid to such an affiliated broker-dealer or Sub-Adviser by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Directors has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with the Sub-Advisers or to Sub-Advisers that are broker-dealers and will review these procedures periodically.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934 (the "1934 Act")) from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Sub-Advisers may receive brokerage and research services and other similar services from many broker-dealers with which they place the Fund's portfolio transactions and from third parties with which such broker- dealers have arrangements. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-Advisers and/or their affiliates in advising various other clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fees paid by the Fund are not reduced because the Sub-Advisers and/or their affiliates may receive such services.

As permitted by Section 28(e) of the 1934 Act, a Sub-Adviser may cause a Portfolio to pay a broker-dealer which provides "brokerage and research services" as defined in the 1934 Act to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction provided that the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker- dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. A Sub-Adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Adviser or the Directors may adopt from time to time.

COMMISSIONS PAID BY THE PORTFOLIOS. The following are the aggregate amounts of commissions paid by each of the Portfolios for brokerage during the periods shown:


                                  Fiscal Year      Fiscal Year       Fiscal Year
Name of Portfolio                 Ended 2003       Ended 2002        Ended 2001
------------------------------------------------------------------------------

Intermediate Fixed Income         $   199          $   425           $   -
Mid Cap Equity                    $15,588          $16,114           $10,159
Money Market                      $   -            $   -             $   -
Global Fixed Income               $     5          $   191           $   -
Small Cap Equity                  $24,217          $17,695           $ 7,303
Large Cap Growth                  $13,404          $ 6,718           $ 4,010
Large Cap Value                   $ 2,612          $ 4,144           $ 3,239
Growth & Income                   $8,410           $13,505           $ 11,667
Balanced                          $ 2,769          $ 1,070           $ 1,000


INVESTMENT DECISIONS. Investment decisions for the Fund and for the other investment advisory clients of the Sub-Advisers are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Sub-Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Sub-Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Sub-Adviser in the interest of achieving the most favorable net results for the Fund.


                               PORTFOLIO TURNOVER

The portfolio turnover rate of a Portfolio is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Money Market Portfolio would not calculate portfolio turnover. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.


                              DESCRIPTION OF SHARES

The Fund is authorized to issue 500,000,000 shares of each Portfolio and to create additional portfolios of the Fund. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolio available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any Portfolio and all assets in which such consideration is invested would belong to that Portfolio and would be subject to the liabilities related thereto.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Only the life insurance companies that issue the variable annuity contracts or variable life insurance policies that use the Portfolios for investment can own shares in the Portfolios. The shares are usually held in a Separate Account of the life insurance company on behalf of the holders of the variable annuity contracts or variable life insurance policies who invest assets in the Portfolios. As of April 26, 2004, Business Men's Assurance Company of America ("BMA"), through its separate accounts and BMA's affiliated companies, owned all of the shares of the Fund, except for shares owned by Fidelity Security Life, Kansas City, Missouri, which owned 16% of the Growth & Income Portfolio, 21% of the Small Cap Equity Portfolio and 31% of the Large Cap Growth Portfolio. Royal Bank of Canada, the ultimate parent company of BMA, is deemed to be a controlling person of the Fund.

                               GENERAL INFORMATION

THE FUND

The Fund, an open-end management investment company, was incorporated in Maryland in 1997. All consideration received by the Fund for shares of any Portfolio and all assets of such Portfolio belong to that Portfolio and are subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional series.

Each Portfolio of the Fund pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of the Portfolio under federal securities laws, pricing and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges and taxes.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios of the Fund will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Fund will vote together in matters affecting the Fund generally, such as the election of Directors or selection of accountants. As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Fund and for the election of Directors under certain circumstances. In addition, a Director may be removed by the remaining Directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting. Under current law, each insurance company is required to request voting instructions from Contract owners and must vote all shares held in the Separate Account in proportion to the voting instructions received. For a more complete discussion of voting rights, refer to the Separate Account prospectus.

REPORTING

The Fund issues unaudited financial information semi-annually, and audited financial statements annually for each Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.


                              FINANCIAL STATEMENTS


The Fund's Financial Statements and notes thereto dated December 31, 2003 and the report of Deloitte & Touche LLP, Independent Auditors, with respect thereto, appear in the Fund's Annual Report for the year ended December 31, 2003, which is incorporated by reference into this Statement of Additional Information. The Fund delivers a copy of the Annual Report to investors along with the Statement of Additional Information. In addition, the Fund will furnish, without charge, additional copies of such Annual Report to investors which may be obtained without charge by calling 1-800-423-9398.



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

                                    APPENDIX

DESCRIPTION OF STOCK RATINGS

Standard & Poor's Earnings and Dividend Rankings for Common Stocks (S&P) Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks. Basic scores are computed for earnings and dividends, then adjusted by a set of predetermined modifiers for growth, stability within long-term trend, and cyclically. Adjusted scores for earnings and dividends are then combined to yield a final score. The final score is measured against a scoring matrix determined by an analysis of the scores of a large and representative sample of stocks. The rankings are:

A+       Highest
A        High
A-       Above Average
B+       Average
B        Below Average
B-       Lower
C        Lowest
D        In Reorganization

Value Line Ratings of Financial Strength - The financial strength of each of the companies reviewed by Value Line is rated relative to all the others. The ratings are:

A++      The very highest relative financial strength
A+       Excellent financial position relative to other companies.
A        High grade relative financial strength.
B++      Superior financial health on a relative basis.
B+       Very good relative financial structure.
B         Good overall relative financial structure.
C++      Satisfactory finances relative to other companies.
C+       Below-average relative financial position.
C        Poorest financial strength relative to other major companies.

The ratings are based upon computer analysis of a number of key variables that determine: (a) financial leverage, (b) business risk and (c) company size plus the judgment of their analysts and senior editors regarding factors that cannot be quantified across-the-board for all stocks. The primary variables that are indexed and studied include equity coverage of debt, equity coverage of intangibles, "quick ratio" accounting methods, variability of return, quality of fixed charge coverage, stock price stability and company size.

                          DESCRIPTION OF NRSRO RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF S&P CORPORATE RATINGS

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB-B-CCC-CC and C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. A C rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating. It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

DESCRIPTION OF DUFF & PHELPS CORPORATE RATINGS

AAA - Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA - risk is modest but may vary slightly from time to time because of economic conditions.

A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB - Investment grade. Considerable variability in risk during economic cycles.

BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

Substantial Risk - Well below investment grade securities. May be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or


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

principal. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with favorable company developments.

DESCRIPTION OF FITCH CORPORATE RATINGS

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and to repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and to repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB - Bonds considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.

B - Bonds considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety.

CCC - Bonds which may have certain identifiable characteristics which, if not remedied, may lead to the default of either principal or interest payments.

CC - Bonds which are minimally protected. Default in payment of interest and/or principal seems probable over time.

C - Bonds which are in imminent default in payment of interest or principal.

DESCRIPTION OF THOMSON BANKWATCH, INC. CORPORATE RATINGS

AAA - Bonds that are rated AAA indicate that the ability to repay principal and interest on a timely basis is extremely high.


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

AA - Bonds that are rated AA indicate a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

TBW may apply plus ("+") and minus ("-") modifiers in the AAA and AA categories to indicate where within the respective category the issue is placed.

DESCRIPTION OF IBCA LIMITED AND IBCA INC. CORPORATE RATINGS

AAA - Obligations which are rated AAA are considered to be of the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

AA - Obligations which are rated AA are considered to be of a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payments is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. An A-3 designation indicates an adequate capacity for timely payment. Issues with this designation, however, are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B issues are regarded as having only speculative capacity for timely payment. C issues have a doubtful capacity for payment. D issues are in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF DUFF'S COMMERCIAL PAPER RATINGS

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS

The rating F-1+ (Exceptionally Strong Credit Quality) is the highest commercial paper rating assigned by Fitch. Issues rated F-1+ are regarded as having the strongest degree of assurance for timely payment. The rating F-1 (Very Strong Credit Quality) reflects an assurance of timely payment only slightly less in degree than the strongest issues. An F-2 rating (Good Credit Quality) indicates a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1. Issues rated F-3 (Fair Credit Quality) have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

DESCRIPTION OF IBCA LIMITED AND IBCA INC. COMMERCIAL PAPER RATINGS

A1 - Short-term obligations rated A1 are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

A2 - Short-term obligations rated A2 are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

DESCRIPTION OF THOMSON BANKWATCH, INC. COMMERCIAL PAPER RATINGS

TBW-1 - Issues rated TBW-1 indicate a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 - Issues rated TBW-2 indicate that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

                                   APPENDIX B

                  INVESTORS MARK SERIES FUND, INC. (THE "FUND")

                      PROXY VOTING POLICIES AND PROCEDURES

I.  PURPOSE

These proxy voting policies and procedures (the "Fund's Proxy Policies") have been adopted to comply with the requirements set forth in Investment Company Act Release No. IC-25922, which require registered management investment companies to provide disclosure about how proxies relating to Fund portfolio securities are voted. As described below, the Fund has determined to adopt the proxy voting policies and procedures of the custodian of the Fund's assets, Wells Fargo Bank, N.A. ("Wells Fargo," or the "Custodian").

II.  ADOPTION OF ADVISOR PROXY VOTING POLICY AND PROCEDURES

The Board of Directors has engaged Wells Fargo to serve as the custodian of the Fund's assets and Wells Fargo, in its capacity as the Custodian, has the delegated authority to vote proxies relating to Fund portfolio securities. The Board of Directors has reviewed and approved Wells Fargo's proxy voting policies and procedures ("Wells Fargo Proxy Policies") and hereby incorporates the Wells Fargo Proxy Policies (attached hereto as Exhibit A) as part of the Fund's Proxy Policies.

III.  REVIEW OF PROXY VOTING POLICY AND PROCEDURES

The Board of Directors will review the Fund's Proxy Policies, including the delegation of proxy voting authority to Wells Fargo, periodically to ensure that the policies are reasonably designed to ensure compliance with all relevant rules and regulations applicable to the Fund.

IV.  RECORDKEEPING

The Fund will maintain (or cause Wells Fargo to maintain) all records and materials related to proxy voting decisions and the proxy voting process in accordance with all applicable rules and regulations issued by the Securities and Exchange Commission ("SEC").

                                                                       EXHIBIT A


                WELLS FARGO BANK PROXY GUIDELINES AND PHILOSOPHY

                                  INTRODUCTION

Wells Fargo Trust has adopted a system-wide philosophy statement and guidelines for voting of proxies for fiduciary and agency accounts where we have sole voting authority or joint voting authority (with other fiduciaries or co-actors).

The voting of proxies is the responsibility of the Wells Fargo Proxy Committee, which is appointed each year by TOC. A monthly review and approval of voting activity is the responsibility of the Trust Investment Committee (TIC).

Most Wells Fargo fiduciary entities have appointed Wells Fargo Bank (WFB) as their agent to vote proxies, following the standard Wells Fargo guidelines to assure consistent application of the philosophy and voting guidelines and for efficiency of operations and processing since we share a single system and processing capability.

                             PROXY POLICY STATEMENT

A. Proxies relating to fiduciary accounts must be voted for the exclusive benefit of the trust beneficiary. Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by a fiduciary account.

B. Because the acquisition and retention of a security reflects confidence in management's ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C. We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

         1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

                  o an evaluation of the independence of the Board in its attempt to maximize shareholder value and,

                  o upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.

     Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

         2. We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

                  a. An evaluation will be made of the Board's independence and performance as determined by a review of relevant factors including:

                           1)       Length of service of senior management

                           2)       Number/percentage of outside directors

                           3) Consistency of performance (EPS) over the last five years

                           4)       Value/growth of shares relative to
                                    industry/market averages

                           5) Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

                  b. If the Board is viewed to be independent and the financial performance of the Company has been good:

                           1)      An evaluation will be made as to the
                                   appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

                           2) If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

                  c. If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

                  d. If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board's and management's position to the Committee.

D.       Our process for evaluating shareholder proposals will be as follows:

         1. If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

         2. If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made. If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

         3. Standard shareholder proposals will be voted as indicated on Exhibit C.

E. The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted, (ii) that proxies and holdings are being reconciled, and (iii) whether reasonable efforts are being made to obtain any missing proxies.

F. This Proxy Policy Statement may be disclosed to any current or prospective trust customer or beneficiary. Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

G. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines. On issues where the Wells Fargo Proxy Guidelines are silent, Wells Fargo Bank will defer to the ISS Proxy Guidelines, particularly in the case of global proxy issues. The Wells Fargo Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Fargo Bank.

----------------------------------------------------------------------------------------------------------------------------
Uncontested Election of Directors or Trustees

WFB will generally vote for all uncontested director or trustee nominees. The                      FOR
Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company.
----------------------------------------------------------------------------------------------------------------------------
Ratification of Auditors

WFB will vote against auditors and withhold votes from audit committee members                     AGAINST/
WITHHOLD
if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. WFB will follow the disclosure categories being proposed by the SEC in applying the above formula.

With the above exception, WFB will generally vote for proposals to ratify
auditors unless:                                                                                   FOR

o    an auditor has a financial interest in or association with the company, and is
     therefore not independent, or                                                                 AGAINST

o    there is reason to believe that the independent auditor has rendered an
     opinion that is neither accurate nor indicative of the company's                              AGAINST
     financial position.

WFB will vote against proposals that require auditors to attend annual meetings
as auditors are regularly reviewed by the board audit committee, and such                          AGAINST
attendance is unnecessary.

WFB will consider shareholder proposals requiring companies to prohibit their
auditors from engaging in non-audit services on a case-by-case basis (or cap                       CASE-BY-CASE
level of non-audit services).

WFB will vote for shareholder proposals requesting a shareholder vote for audit
firm ratification.                                                                                 FOR

WFB will vote against shareholder proposals asking for audit firm rotation. This
practice is viewed as too disruptive and too costly to implement for the benefit                   AGAINST
achieved.

For foreign corporations, WFB will consider on a case-by-case basis if the
auditors are being changed without an explanation, or if the nonaudit-related                      CASE-BY-CASE
fees are substantial or in excess of standard audit fees, as the importance of maintaining the independence of the audit function is important.

Specifically for Japan, WFB will consider voting against the appointment of independent internal statutory auditors if they have served the company in any executive capacity, or can be considered affiliated in any way. Japan enacted laws in 1993, which call for the establishment of a three-member
audit committee of independent auditors.                                                           AGAINST

Specifically for Japan, WFB will classify any proposed amendment to companies' articles of incorporation lengthening the internal auditors' term in office to four years from three years as a negative provision. Since this is mandated by law, this amendment would not warrant an automatic vote recommendation against.

----------------------------------------------------------------------------------------------------------------------------
Directors and Auditor's Reports

For foreign corporations, WFB will generally vote for proposals to approve                         FOR
directors' and auditors' reports, unless:

o    there are concerns about the accuracy of the accounts presented or the
     auditing procedures used;                                                                    AGAINST

o    the company is not responsive to shareholder questions about specific
     items that should be publicly disclosed.                                                     AGAINST

The directors' report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company. Shareholders can find reference to any irregularities or problems with the company in the auditors report.

----------------------------------------------------------------------------------------------------------------------------
Company Name Change/Purpose

WFB will vote for proposals to change the company name as management and the                       FOR
board is best suited to determine if such change in company name is necessary.

However, where the name change is requested in connection with a                                   CASE-BY-CASE
reorganization of the company, the vote will be based on the merits of the reorganization.

In addition, WFB will generally vote for proposals to amend the purpose of                         FOR
the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Employee Stock Purchase Plans/401(k) Employee Benefit Plans

WFB will vote for proposals to adopt, amend or increase authorized shares for
employee stock purchase plans and 401(k) plans for employees as properly                           FOR
structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company's plan is not above the allowable cap for the company.

Similarly, WFB will generally vote for proposals to adopt or amend thrift and                      FOR
savings plans, retirement plans, pension plans and profit plans.
----------------------------------------------------------------------------------------------------------------------------
Approve Other Business

WFB will generally vote for proposals to approve other business. This                              FOR
transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.

However, WFB retains the discretion to vote against such proposals if
adequate information is not provided in the proxy statement, or the measures                       AGAINST
are significant and no further approval from shareholders is sought.
----------------------------------------------------------------------------------------------------------------------------
Independent Board Chairman

WFB will vote against proposals requiring that the positions of chairman and                       AGAINST
CEO be held separately.

Separation of the two positions may not be in shareholders' best interests if the company has a limited roster of executive officers, or a recently organized company may need to combine these positions temporarily. It should also be noted that we support independence and would support a lead independent director. However, separating the chairman and CEO in most companies would be too disruptive to the company.

Specifically in the U.K., WFB will vote against a director nominee who is                          AGAINST
both chairman and CEO if there is no adequate justification provided by the company.
----------------------------------------------------------------------------------------------------------------------------
Independent Board of Directors/Board Committees

WFB will vote for proposals requiring that two-thirds of the board be                              FOR
independent directors, unless the board is effectively in compliance with the request based on WFB's definition of independence. An independent board faces fewer conflicts and is best prepared to protect stockholders' interests.

WFB will vote for proposals requesting that the board audit, compensation
and/or nominating committees be composed of independent directors, only.                           FOR
Committees should be composed entirely of independent directors in order to avoid conflicts of interest.

WFB will withhold votes from any insiders or affiliated outsiders on audit,
compensation or nominating committees. WFB will withhold votes from any insiders                   WITHHOLD
or affiliated outsiders on the board if any of these key committees has not been established.

Specifically in Canada, WFB will insert strong language in our analyses to highlight our disapproval of the `single-slate' approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different board structure. The
French Commercial Code gives companies three options in respect to their board                     CASE-BY-CASE
structure. WFB will examine these proposals on a case-by-case basis.

Specifically in Japan, in cases where a company has committed some fraudulent or
criminal act, WFB will vote against the representative director(s) and                             AGAINST
individuals personally implicated in the wrongdoing.

In addition, WFB will vote against proposals asking the board to address the
issue of board diversity.                                                                          AGAINST

WFB will vote against proposals from shareholders requesting an independent
compensation consultant.                                                                           AGAINST

----------------------------------------------------------------------------------------------------------------------------
Minimum Stock Requirements by Directors

WFB will vote against proposals requiring directors to own a minimum number
of shares of company stock in order to qualify as a director, or to remain on                      AGAINST
the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.

----------------------------------------------------------------------------------------------------------------------------
Indemnification and Liability Provisions for Directors and Officers

WFB will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. WFB will also vote in favor of proposals to
purchase liability insurance covering liability in connection with those                           FOR
actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

Alternatively, WFB will vote against indemnity proposals that are overly-broad. For example, WFB will oppose proposals to indemnify directors
for acts going beyond mere carelessness, such as gross negligence, acts taken                      AGAINST
in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.

For foreign corporations, WFB will vote against providing indemnity insurance
to auditors as payment of such fees by the company on behalf of the auditor                        AGAINST
calls into question the objectivity of the auditor in carrying out the audit.

----------------------------------------------------------------------------------------------------------------------------
Board or Management Acts

For foreign corporations, WFB will vote for the discharge of the board and                         FOR
 management unless:

o    there are serious questions about actions of the board or management for
     the year in question;                                                                         AGAINST

o    legal action is being taken against the board by shareholders.                                AGAINST

Discharge is a tacit vote of confidence in the company's corporate management and policies and does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue.

----------------------------------------------------------------------------------------------------------------------------
Nominee Statement in the Proxy

WFB will vote against proposals that require board nominees to have a                              AGAINST
statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.

----------------------------------------------------------------------------------------------------------------------------
Limitation on Number of Boards a Director May Sit On

WFB will vote against proposals to limit the number of boards a director may
sit on. Placing an arbitrary limit on the number of boards on which a                              AGAINST
director may serve constitutes unwarranted interference and is not critical to the performance of the company.

----------------------------------------------------------------------------------------------------------------------------
Director Tenure/Retirement Age

WFB will vote against proposals to limit the tenure or retirement age of                           AGAINST
directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Board Powers/Procedures/Qualifications

WFB will consider on a case-by-case basis proposals to amend the corporation's By-laws so that the Board of Directors shall have the power,
without the assent or vote of the shareholders, to make, alter, amend, or                          CASE-BY-CASE
rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, WFB will rely on the proxy voting Guidelines.

----------------------------------------------------------------------------------------------------------------------------
Loans to Officers

WFB will consider on a case-by-case basis proposals to authorize the
corporation to make loans or to guarantee the obligations of                                       CASE-BY-CASE
officers of the corporation or any of its affiliates.

----------------------------------------------------------------------------------------------------------------------------
Adjourn Meeting to Solicit Additional Votes

WFB will examine proposals to adjourn the meeting to solicit additional votes
on a case-by-case basis. As additional solicitation may be costly and could                        CASE-BY-CASE
result in coercive pressure on shareholders, WFB will consider the nature of the proposal and its vote recommendations for the scheduled meeting.

----------------------------------------------------------------------------------------------------------------------------
Contested Election of Directors or Trustees
Reimbursement of Solicitation Expenses

WFB will consider contested elections on a case-by-case basis, considering
the following factors: long-term financial performance of the target company                       CASE-BY-CASE
relative to its industry; management's track record; background of the proxy contest; qualifications of director or trustee nominees (both slates);
evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

In addition, decisions to provide reimbursement for dissidents waging a proxy
contest are made on a case-by-case basis as proxy contests are governed by a                       CASE-BY-CASE
mix of federal regulation, state law, and corporate charter and bylaw provisions.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Board Structure: Staggered vs. Annual Elections

WFB will consider the issue of classified boards on a case by case basis. In
some cases, the division of the board into classes, elected for staggered                          CASE-BY-CASE
terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

For foreign corporations, WFB will vote for the elimination of protected
board seats, as all directors should be accountable to shareholders.                               FOR
----------------------------------------------------------------------------------------------------------------------------
Removal of Directors

WFB will consider on a case-by-case basis proposals to eliminate                                   CASE-BY-CASE
shareholders' rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.

However, a requirement that a 75% or greater vote be obtained for removal of
directors is abusive and will warrant a vote against the proposal.                                 AGAINST

----------------------------------------------------------------------------------------------------------------------------
Board Vacancies

WFB will vote against proposals that allow the board to fill vacancies                             AGAINST
without shareholder approval as these authorizations run contrary to basic shareholders' rights.

Alternatively, WFB will vote for proposals that permit shareholders to elect
directors to fill board vacancies.                                                                 FOR

----------------------------------------------------------------------------------------------------------------------------
Cumulative Voting

WFB will vote on proposals to permit or eliminate cumulative voting on a                           CASE-BY-CASE
case-by-case basis, in accordance with its proxy voting guidelines. However, if the board is elected annually we will not support cumulative voting.

----------------------------------------------------------------------------------------------------------------------------
Shareholders' Right To Call A Special Meeting
Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken only at an annual or                      CASE-BY-CASE
special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Board Size

WFB will vote for proposals that seek to fix the size of the board, as the                         FOR
ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

However, if the company has cumulative voting, downsizing the board may
decrease a minority shareholder's chances of electing a director.                                  AGAINST

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

----------------------------------------------------------------------------------------------------------------------------
Shareholder Rights Plan (Poison Pills)

WFB will generally vote for proposals that request a company to submit its                         FOR
poison pill for shareholder ratification.

Alternatively, WFB will analyze proposals to redeem a company's poison pill,
or requesting the ratification of a poison pill on a case-by-case basis.                          CASE-BY-CASE

Specifically for Canadian companies, WFB will consider on a case-by-case basis poison pill plans that contain a permitted bid feature as they require shareholder ratification of the pill and a sunset provisions whereby the pill
expires unless it is renewed, and they specify that an all cash bid for all                       CASE-BY-CASE
shares (or more recently majority of shares) that includes a fairness opinion and evidence of financing does not trigger the bill but forces a special meeting at which the offer is put to a shareholder vote. Also,
WFB will also consider the balance of powers granted between the board and shareholders by the poison pill provisions.

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

----------------------------------------------------------------------------------------------------------------------------
Fair Price Provisions

WFB will consider fair price provisions on a case-by-case basis, evaluating
factors such as the vote required to approve the proposed mechanism, the vote                      CASE-BY-CASE
required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

WFB will vote against fair price provisions with shareholder vote
requirements of 75% or more of disinterested shares.                                               AGAINST

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Greenmail

WFB will generally vote in favor of proposals limiting the corporation's
authority to purchase shares of common stock (or other outstanding                                 FOR
securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as
"anti-greenmail" provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.

If the proposal is bundled with other charter or bylaw amendments, WFB will
analyze such proposals on a case-by-case basis. In addition, WFB will analyze                      CASE-BY-CASE
restructurings that involve the payment of pale greenmail on a case-by-case basis.

----------------------------------------------------------------------------------------------------------------------------
Voting Rights

WFB will vote for proposals that seek to maintain or convert to a one-share,                       FOR
one-vote capital structure as such a principle ensures that management is accountable to all the company's owners.

Alternatively, WFB will vote against any proposals to cap the number of votes
a shareholder is entitled to. Any measure that places a ceiling on voting may                      AGAINST
entrench management and lessen its interest in maximizing shareholder value.

----------------------------------------------------------------------------------------------------------------------------
Dual Class/Multiple-Voting Stock

WFB will vote against proposals that authorize, amend or increase dual class                       AGAINST
or multiple-voting stock which may be used in exchanges or recapitalizations.
Dual class or multiple-voting stock carry unequal voting rights which differ from those of the broadly traded class of common stock.

Alternatively, WFB will vote for the elimination of dual class or
multiple-voting stock which carry different rights than the common stock.                          FOR

For foreign corporations, WFB will vote for proposals that create preference
shares, provided the loss of voting rights is adequately compensated with a                        FOR
higher dividend and the total amount of preference share capital is not greater than 50% of the total outstanding. Preference shares are a common and legitimate form of corporate financing and can enhance shareholder value.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Supermajority Vote Provisions

WFB will generally consider on a case-by-case basis proposals to increase the
shareholder vote necessary to approve mergers, acquisitions, sales of assets                       CASE-BY-CASE
etc. and to amend the corporation's charter or by-laws. The factors considered are those specified in the proxy guidelines.

However, a supermajority requirement of 75% or more is abusive and WFB will vote
against proposals that provide for them.                                                           AGAINST

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation's governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

----------------------------------------------------------------------------------------------------------------------------
Confidential Voting

WFB will vote for proposals to adopt confidential voting.                                          FOR

----------------------------------------------------------------------------------------------------------------------------
Vote Tabulations

WFB will vote against proposals asking corporations to refrain from counting
abstentions and broker non-votes in their vote tabulations and to eliminate                        AGAINST
the company's discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.

Specifically in Japan, WFB will vote against management proposals amending their
articles to relax their quorum requirement for special resolutions (including mergers,             AGAINST
article amendments, and option plans) from one-half to one-third of issued capital
(although such resolutions would still require two-thirds majority of votes cast).

----------------------------------------------------------------------------------------------------------------------------
Equal Access to the Proxy

WFB will vote against proposals that would allow significant company
shareholders equal access to management's proxy material in order to evaluate                      AGAINST
and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Disclosure of Information

WFB will vote against shareholder proposals requesting fuller disclosure of                        AGAINST
company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.

----------------------------------------------------------------------------------------------------------------------------
Annual Meetings

WFB will vote for proposals to amend procedures or change date or location of                      FOR
the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.

Alternatively, WFB will vote against proposals from shareholders calling for
a change in the location or date of annual meetings as no date or location                         AGAINST
proposed will be acceptable to all shareholders.

WFB will generally vote in favor of proposals to reduce the quorum necessary
for shareholders' meetings, subject to a minimum of a simple majority of the                       FOR
company's outstanding voting shares.

----------------------------------------------------------------------------------------------------------------------------
Shareholder Advisory Committees/Independent Inspectors

WFB will vote against proposals seeking to establish shareholder advisory                          AGAINST
committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.

----------------------------------------------------------------------------------------------------------------------------
Technical Amendments to the Charter of Bylaws

WFB will generally vote in favor of charter and bylaw amendments proposed                          FOR
solely to conform with modern business practices, for simplification, or to comply with what management's counsel interprets as applicable law.

However, amendments that have a material effect on shareholder's rights will
be considered on a case-by-case basis.                                                             CASE-BY-CASE

----------------------------------------------------------------------------------------------------------------------------
Bundled Proposals

WFB will vote for bundled or "conditional" proxy proposals on a case-by-case
basis, as WFB will examine the benefits and costs of the packaged items, and                       CASE-BY-CASE
determine if the effect of the conditioned items are in the best interests of shareholders.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

WFB will consider requests for increases in authorized common stock on a                           CASE-BY-CASE
case-by-case basis. Factors to be considered include the company's industry and performance. These stock increases may be for a proposed stock split, issuance of shares for acquisitions, or for general business purposes.

Also to be considered is whether the purpose of the proposed increase is to strengthen takeover defenses, in which case WFB will vote against the
proposal. Such increases give management too much power and are beyond what a                      AGAINST
company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.

For reverse stock splits, WFB will generally vote for proposals to implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized
but unissued shares. The failure to reduce authorized shares proportionally                        FOR
to any reverse split has potential adverse anti-takeover consequences. FOR
However, such circumstances may be warranted if delisting of the company's stock is imminent and would result in greater harm to shareholders than the excessive share authorization.

WFB will generally vote in favor of forward stock splits.                                          FOR

----------------------------------------------------------------------------------------------------------------------------
Dividends

WFB will vote for proposals to allocate income and set dividends.                                  FOR

WFB will also vote for proposals that authorize a dividend reinvestment
program as it allows investors to receive additional stock in lieu of a cash                       FOR
dividend.

However, if a proposal for a special bonus dividend is made that specifically
rewards a certain class of shareholders over another, WFB will vote against the                    AGAINST
proposal.

WFB will also vote against proposals from shareholders requesting management to
redistribute profits or restructure investments. Management is best placed to                      AGAINST
determine how to allocate corporate earnings or set dividends.

In addition, WFB will vote for proposals to set director fees.                                     FOR

----------------------------------------------------------------------------------------------------------------------------
Reduce the Par Value of the Common Stock

WFB will vote for proposals to reduce the par value of common stock.                               FOR

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Preferred Stock Authorization

WFB will generally vote for proposals to create preferred stock in cases                           FOR
where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.

Alternatively, WFB will vote against proposals to authorize or issue
preferred stock if the board has asked for the unlimited right to set the                          AGAINST
terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).

In addition, WFB will vote against proposals to issue preferred stock if the
shares to be used have voting rights greater than those available to other                         AGAINST
shareholders.

WFB will vote for proposals to require shareholder approval of blank check
preferred stock issues for other than general corporate purposes (white squire                     FOR
placements).

Finally, WFB will consider on a case-by-case basis proposals to modify the
rights of preferred shareholders and to increase or decrease the dividend                          CASE-BY-CASE
rate of preferred stock.

----------------------------------------------------------------------------------------------------------------------------
Reclassification of Shares

WFB will consider proposals to reclassify a specified class or series of                           CASE-BY-CASE
shares on a case-by-case basis.

----------------------------------------------------------------------------------------------------------------------------
Preemptive Rights

WFB will generally vote for proposals to eliminate preemptive rights.
Preemptive rights are unnecessary to protect shareholder interests due to the                      FOR
size of most modern companies, the number of investors and the liquidity of trading.

In addition, specifically for foreign corporations, WFB will vote for issuance requests with preemptive rights to a maximum of 100% over current
issued capital. In addition, WFB will vote for issuance requests without                           FOR
preemptive rights to a maximum of 20% of currently issued capital. These requests are for the creation of pools of capital with a specific purpose and cover the full range of corporate financing needs.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Share Repurchase Plans

WFB will vote for share repurchase plans, unless:                                                  FOR

o        there is clear evidence of past abuse of the authority; or                                AGAINST

o        the plan contains no safeguards against selective buy-backs.                              AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

----------------------------------------------------------------------------------------------------------------------------
Executive and Director Compensation Plans

WFB will analyze on a case-by-case basis proposals on executive or director
compensation plans, with the view that viable compensation programs reward                         CASE-BY-CASE
the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

WFB will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS (Institutional Shareholder
Services) evaluates whether the cost is reasonable by comparing the cost to                        FOR
an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, WFB will vote for the plan.

Among the plan features that may result in a vote against the plan are:                            CASE-BY CASE

o        plan administrators are given the authority to reprice or replace
         underwater options;                                                                       AGAINST

WFB will evaluate shareholder proposals requiring performance-based stock
options on a case-by-case basis.                                                                   CASE-BY CASE

WFB will vote against shareholder proposals asking the company to expense stock
options. WFB is not opposed to the concept. However, we currently lack an                          AGAINST
appropriate accounting treatment for it at present.

WFB will generally vote against shareholder proposals to ban future stock
option grants to executives. This may be supportable in extreme cases where a                      AGAINST
company is a serial repricer, has a huge overhang, or has a highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.
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WFB will vote against shareholder proposals asking companies to adopt full
tenure holding periods for their executives. Indications are that such holding                     AGAINST
periods encourage executives to leave the company.

For certain OBRA-related proposals, WFB will vote for plan provisions that (a)
place a cap on annual grants or amend administrative features, and (b) add                         CASE-BY-CASE
performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

In addition, director compensation plans may also include stock plans that
provide directors with the option of taking all or a portion of their cash                         CASE-BY-CASE
compensation in the form of stock. WFB will consider these plans based on their voting power dilution.

WFB will generally vote for retirement plans for directors.                                        FOR

Specifically in Japan, WFB will vote against option plans/grants to directors or
employees of "related companies," even though they meet our criteria for                           AGAINST
dilution and exercise price, without adequate disclosure and justification.

Specifically in the U.K., WFB will vote against directors who have service contracts of three years, which exceed best practice and any change-in-control
provisions. Management may propose director nominees who have service contracts                    AGAINST
that exceed the Combined Code's recommendation of one-year. (The exceptions to the code would be in cases of new recruits with longer notice or contract periods, which should, however, be reduced after the initial period.)

WFB will evaluate compensation proposals (Tax Havens) requesting share option
emes or amending an existing share option scheme on a case-by-case basis.                          CASE-BY-CASE

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner's interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

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Bonus Plans

WFB will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m)
of the IRC. Payouts under these plans may either be in cash or stock and are                       FOR
usually tied to the attainment of certain financial or other performance goals. WFB will consider whether the plan is comparable to plans adopted by companies of similar size in the company's industry and whether it is justified by the company's performance.

For foreign companies, proposals to authorize bonuses to directors and
statutory auditors who are retiring from the board will be considered on a                         CASE-BY-CASE
case-by-case basis.

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Deferred Compensation Plans

WFB will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless

o        the proposal is embedded in an executive or director compensation plan                    FOR
         that is contrary to guidelines

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Disclosure on Executive or Director Compensation
Cap or Restrict Executive or Director Compensation

WFB will generally vote for shareholder proposals requiring companies to                           FOR
report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.

WFB will evaluate shareholder proposals requiring shareholder approval of
extraordinary pension benefits for senior executives under the company's SERP                      CASE-BY-CASE
on a case-by-case basis.

WFB will generally vote against proposals that (a) seek additional disclosure
of information on executive or director pay, or (b) seek to limit executive                        AGAINST
and director pay.

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Golden and Tin Parachutes

WFB will vote for proposals that seek shareholder ratification of golden or                        FOR
tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.

Alternatively, WFB will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may
encourage management to consider takeover bids more fully and may also                             CASE-BY-CASE
enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:

o arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;
o        guarantees of benefits if a key employee voluntarily terminates;
o        guarantees of benefits to employees lower than very senior management;
         and
o        indemnification of liability for excise taxes.

By contrast, WFB will vote against proposals that would guarantee benefits in
a management-led buyout.                                                                           AGAINST

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Reincorporation

WFB will evaluate a change in a company's state of incorporation on a
case-by-case basis. WFB will analyze the valid reasons for the proposed move,                      CASE-BY-CASE
including restructuring efforts, merger agreements, and tax or incorporation fee savings. WFB will also analyze proposed changes to the company charter and differences between the states' corporate governance laws.

States have adopted various statutes intended to encourage companies to incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout
provisions, fair price provisions, and disgorgement provisions. WFB will                           CASE-BY-CASE
examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders' best interests.


In addition, WFB will also examine poison pill endorsements, severance pay
and labor contract provisions, and anti-greenmail provisions in the context                        CASE-BY-CASE
of a state's corporate governance laws on a case-by-case basis.

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WFB will evaluate shareholder proposals requiring offshore companies to                            CASE-BY-CASE
reincorporate into the United States on a case-by-case basis.

Reincorporation proposals may have considerable implications for shareholders, affecting the company's takeover defenses and possibly its corporate structure and rules of governance.

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Stakeholder Laws

WFB will vote against resolutions that would allow the Board to consider                           AGAINST
stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.

Similarly, WFB will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of
constituencies other than shareholders in the process of corporate decision                        FOR
making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.

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Mergers/Acquisitions and Corporate Restructurings

WFB will consider proposals on mergers and acquisitions on a case-by-case                          CASE-BY-CASE
basis. WFB will determine if the transaction is in the best economic interests of the shareholders. WFB will take into account the following factors:

o        anticipated financial and operating benefits;
o        offer price (cost versus premium);
o        prospects for the combined companies;
o        how the deal was negotiated;
o        changes in corporate governance and their impact on shareholder rights.

In addition, WFB will also consider whether current shareholders would control a
minority of the combined company's outstanding voting power, and whether a                         CASE-BY-CASE
reputable financial advisor was retained in order to ensure the protection of shareholders' interests.

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, WFB will analyze such proposals on a case-by-case basis and utilize the majority of the above
factors in determining what is in the best interests of shareholders.                              CASE-BY-CASE
Specifically, for liquidations, the cost versus premium factor may not be applicable, but WFB may also review the compensation plan for executives managing the liquidation,

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Appraisal Rights

WFB will vote for proposals to restore, or provide shareholders with rights
of appraisal. Rights of appraisal provide shareholders who are not satisfied                       FOR
with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

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Mutual Fund Proxies

WFB will usually vote mutual fund proxies as recommended by management.
Proposals may include, and are not limited to, the following issues:

o        eliminating the need for annual meetings of mutual fund shareholders;
o        entering into or extending investment advisory agreements and management contracts;
o        permitting securities lending and participation in repurchase                             FOR
         agreements;
o        changing fees and expenses; and
o        changing investment policies.
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An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size.
Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund's average net daily assets. In exchange for this consideration, the investment advisor manages the fund's account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor's corporate parent.

Fundamental investment restrictions are limitations within a fund's articles of incorporation that limit the investment practices of the particular fund.
As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund's shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934;
and the federal Investment Company Act of 1940.

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Social and Environmental Proposals

WFB will generally vote against social and environmental proposals by                              AGAINST
shareholders as their impact on share value can rarely be anticipated with any degree of confidence. Proposals that limit the business activity or capability of the company or result in significant costs do not benefit shareholder value.
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Social and environmental issues that may arise include:

o        Energy and Environment
o        Repressive Regimes and Foreign Labor Practices (South Africa, Northern
         Ireland, China)
o        Military Business
o        Maquiladora Standards & International Operations Policies
o        World Debt Crisis
o        Equal Employment Opportunity & Discrimination
o        Animal Rights
o        Product Integrity and Marketing
o        Human Resources Issues
o        Political and Charitable Contributions

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